                                                                    EXHIBIT 10.1

                        STANDBY CREDIT FACILITY AGREEMENT

            STANDBY CREDIT FACILITY AGREEMENT (this "Agreement"), dated August 24, 2004, by and among Z-Tel Technologies, Inc., a corporation organized under the laws of Delaware (the "Company"), and The 1818 Fund III, L.P., a Delaware limited partnership (the "Fund").

            WHEREAS, the Company wishes to obtain funds to provide for general corporate purposes and to pay for capital expenditures (and capitalized salaries relating thereto) relating substantially to the establishment of the Company's planned network; and

            WHEREAS, the Fund is willing, on the terms and subject to the conditions set forth herein and in the Note (defined below), to make loans to the Company from time to time in an aggregate principal amount not to exceed $15,000,000 (the "Maximum Loan Amount").

            NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

            1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

                  "Additional Loan Date" means, with respect to each Additional Loan, the date on which such Additional Loan is made.

                  "Affiliate" has the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act; provided, that for purposes of this Agreement the Fund shall not be deemed an Affiliate of the Company.

                  "Borrowing Request" means an irrevocable request by the Company for an Additional Loan in accordance with Section 2.4 and in a form reasonably acceptable to both parties.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York, New York are authorized or required by law or executive order to close.

                  "Certificate of Incorporation" means the Certificate of Incorporation of the Company together with all amendments and restatements thereof.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

                  "Commission Documents" means all registration statements, proxy statements, reports and other documents (and all amendments thereto), required to be filed by the Company since October 19, 1999 under the Securities Act or the Exchange Act.

                  "Common Stock" means the common stock, par value $.01 per share, and each other class of capital stock of the Company into which such stock is reclassified or reconstituted.

                  "Communications Act" means the Communications Act of 1934, as amended by the Telecommunications Act of 1996, as amended.

                  "Communications Licenses" means all licenses, waivers, consents, permits or other authorizations issued or granted by the FCC or any other state or local public utilities commission to the Company or any of its Subsidiaries in connection with ownership and operation of the services provided by the Company and its Subsidiaries.

                  "Condition of the Company" means the assets, business, properties, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole.

                  "Contingent Obligation" means, as applied to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease, dividend, guarantee, letter of credit or other obligation (the "primary obligation") of another Person (the "primary obligor"), including, without limitation, any obligation of such first-mentioned Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the beneficiary of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or
(d) otherwise to assure or hold harmless the beneficiary of any such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.

                  "Contractual Obligations" means as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

                  "Copyrights" means any foreign or United States copyright registrations and applications for registration thereof, and any non-registered copyrights.

                  "Credit Period" means the period from the Initial Closing Date and ending on March 31, 2005.

                  "Environmental Laws" means any applicable federal, state, territorial, provincial or local law, common law doctrine, rule, order, decree, judgment, injunction, license, permit or regulation in effect as of the Initial Closing Date, relating to environmental matters, including those pertaining to air, soil, surface water, ground water (including the protection, cleanup, removal, remediation or damage thereof), or any other environmental matter, together with any other laws (federal, state, territorial, provincial or local) relating to emissions, discharges, releases or threatened releases of any contaminant including, without limitation, medical, biological, biohazardous or radioactive waste and materials, into ambient air, land, surface water, groundwater, personal property or structures, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, discharge or handling of any contaminant, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C.
Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C.
Section 136 et seq.), and the Oil Pollution Act of 1990 (33 U.S.C. Section 2701 et seq.).

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Event of Default" has the meaning ascribed to such term in the Note.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

                  "FCC" means the Federal Communications Commission.

                  "FCC Rules" means the current rules, regulations and policies of the FCC.

                  "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

                  "Governmental Authority" means the government of any nation, state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "Holder" with respect to the Note means the Fund and any subsequent direct or indirect transferee of the Note.

                  "Indebtedness" means as to any Person, without duplication,
(a) all obligations of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured), (b) all obligations evidenced by notes, bonds, debentures or similar instruments,
(c) all obligations to pay the deferred purchase price of property or services, except trade accounts payable and accrued liabilities arising in the ordinary course of business, (d) all interest rate and currency swaps and similar agreements under which payments are obligated to be made, whether periodically or upon the happening of a contingency, (e) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (f) all obligations under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (g) all indebtedness secured by any Lien (other than Liens in favor of lessors under leases other than leases included in clause (f)) on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person, (h) all obligations of such Person to reimburse or prepay any bank or other Person in respect of amounts paid under a letter of credit, banker's acceptance or similar instrument, (i) all capital stock issued by such Person subject to mandatory redemption that is not contingent upon future events or circumstances, and (j) any Contingent Obligation.

                  "Internet Assets" means any Internet domain names and other computer user identifiers and any rights in and to sites on the worldwide web, including rights in and to any text, graphics, audio and video files and html or other code incorporated in such sites.

                  "Knowledge" means what any senior executive of the Company or any of the Company's Subsidiaries officers should have known after making due inquiry. References to the Knowledge of the Company include the Knowledge of all of the Company's Subsidiaries.

                  "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, claim, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capitalized lease obligation, or any financing lease having substantially the same economic effect as any of the foregoing).

                  "Loans" means the Initial Loan and any Additional Loans, collectively.

                  "NASDAQ" means the National Market System of the Nasdaq Stock Market.

                  "Note" means the Senior Unsecured Promissory Note of the Company in favor of the Fund in the form attached as Exhibit A.

                  "NYSE" means the New York Stock Exchange, Inc.

                  "Orders" means any judgment, injunction, writ, award, decree or order of any nature of any Governmental Authority against, or binding upon, the Company.

                  "Patents" means any foreign or United States patents and patent applications, including any divisions, continuations, continuations-in-part, substitutions or reissues thereof, whether or not patents are issued on such applications and whether or not such applications are modified, withdrawn or resubmitted.

                  "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                  "Requirements of Law" means as to any Person, the Certificate of Incorporation and By-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or Order of a court or other Governmental Authority, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

                  "Senior Creditor Documents" has the meaning set forth in the Subordination Agreement.

                  "Senior Indebtedness" means any and all Indebtedness of the Company and its Subsidiaries to the Senior Lender pursuant to the Senior Credit Documents.

                  "Senior Lender" means Textron Financial Corporation, as the lender under the Senior Loan Agreement.

                  "Senior Loan Agreement" means the Loan and Security Agreement, dated April 22, 2004, among the Company, the Senior Lender and the other signatories thereto.

                  "Software" means any computer software programs, source code, object code, data and documentation.

                  "Solvent" means, with respect to any Person, that the fair saleable value on a going concern basis of the assets and property of such Person is, on the date of determination, greater than the total amount of liabilities (including Contingent Obligations) of such Person as of such date and that, as of such date, such Person is able to pay all liabilities of such Person as such liabilities mature. In computing the amount of Contingent Obligations at any time, such liabilities will be computed as the amount which, in light of all the facts and circumstances existing at such time, represents the amount that is probable to become an actual or matured liability.

                  "Subordination Agreement" means the Subordination Agreement in the form attached hereto as Exhibit B.

                  "Subsidiaries' Guarantee" means the guarantee in the form attached hereto as Exhibit C by each Subsidiary of the Company of the Indebtedness of the Company under the Note.

                  "Subsidiary" means, with respect to any Person, another Person of which 50% or more of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such first-mentioned Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

                  "Taxes" means all federal, state, county, local, foreign and other taxes, including, without limitation, income taxes, estimated taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, employment and payroll related taxes, property taxes and import duties, whether or not measured in whole or in part by net income.

                  "Trademarks" means any foreign or United States trademarks, service marks, trade dress, trade names, brand names, designs and logos, corporate names, product or service identifiers, whether registered or unregistered, and all registrations and applications for registration thereof.

                  "Trade Secrets" means any trade secrets, whether in the form of research records, processes, procedures, manufacturing formulae, technical know-how, technology, blue prints, designs, plans, inventions (whether patentable and whether reduced to practice), or invention disclosures and improvements thereto.

                  "Transaction Documents" means the Note, the Subordination Agreement and the Subsidiaries' Guarantee.

            1.2 Additional Definitions. The following terms are defined in the section of this Agreement set forth opposite such term:

     Term                                                 Section
-------------------                                       -------
Additional EBITDA Enhancement Measures                     6.33
Additional Loan                                            2.4
Audited Financials                                         6.10
Business Model                                             6.26
Company                                                    Preamble
Company Disclosure Letter                                  1.4
DGCL                                                       6.22
EBITDA Enhancement Measures                                6.32
Facility                                                   2.1

     Term                                                 Section
-------------------                                       -------
Forecast                                                   6.26
Fund                                                       Preamble
Indemnified Party                                          8.1
Initial Closing                                            2.3
Initial Closing Date                                       2.3
Initial Loan                                               2.3
Intellectual Property                                      6.28
Interim Financials                                         6.10
Liabilities                                                8.1
Material Contracts                                         6.25
Note                                                       2.3
PWRW&G                                                     2.2

            1.3 Accounting Terms; Financial Covenants. All accounting terms used herein not expressly defined in this Agreement shall have the respective meanings given to them in accordance with sound accounting practice. The term "sound accounting practice" shall mean such accounting practice as, in the opinion of the independent accountants regularly retained by the Company, conforms at the time to GAAP applied on a consistent basis except for changes with which such accountants concur. If any changes in accounting principles are hereafter occasioned by promulgation of rules, regulations, pronouncements or opinions by or are otherwise required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions), and any of such changes results in a change in the method of calculation of, or affects the results of such calculation of, any of the financial covenants, standards or terms found herein, then the parties hereto agree to enter into and diligently pursue negotiations in order to amend such financial covenants, standards or terms so as to reflect fairly and equitably such changes, with the desired result that the criteria for evaluating the Company's financial condition and results of operations shall be the same after such changes as if such changes had not been made.

            1.4 Schedules. The Company has delivered to the Fund a disclosure letter relating to this Agreement dated as of the date hereof (the "Company Disclosure Letter"). Each reference to a "Schedule" in this Agreement shall mean a schedule to the Company Disclosure Letter, unless the context of any such reference requires a different meaning. The Schedules contained in the Company Disclosure Letter are intended only to qualify the representations and warranties of the Company contained in this Agreement and shall not be deemed to expand in any way the scope or effect of any of such representation or warranties. All information disclosed in the Company Disclosure Letter in connection with any Section of this Agreement shall be deemed disclosed under and incorporated into any other Section of this Agreement to which it is expressly cross-referenced or to the extent a matter in such Section is disclosed in such a way as to make its relevance to the information called for by such other representation, warranty or covenant reasonably apparent.

                                   ARTICLE 2

                                     LOANS

            2.1 The Facility. Subject to the terms and conditions set forth herein, the Fund agrees (a) to make the Initial Loan to the Company and (b) to permit the Company to request Additional Loans from time to time during the Credit Period up to an aggregate principal amount (inclusive of the Initial
Loan) not to exceed the Maximum Loan Amount (collectively, the "Facility"). The proceeds of all Loans shall be used by the Company for the purpose set forth in
Section 4 of the Note. The Facility shall be available commencing on the Initial Closing Date and ending on the last day of the Credit Period. All Loans shall mature on the Maturity Date (as defined in the Note).

            2.2 The Note. All Loans shall be subject to the terms and conditions of the Note and this Agreement and shall bear interest at the per annum rates set forth in the Note.

            2.3 Initial Loan. The closing of the Initial Loan (the "Initial Closing") shall be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP ("PWRW&G") at 10:00 a.m., New York City time, on the date (the "Initial Closing Date") on which all of the conditions to the Initial Closing set forth in Articles 3 and 4 are satisfied or waived, or as otherwise agreed in writing pursuant to Section 10.5 by the Company and the Fund. At the Initial Closing, the Company shall, against delivery by the Fund of $5,000,000 (the "Initial Loan") in United States dollars by wire transfer of immediately available funds, execute, issue and deliver to the Fund the Senior Unsecured Promissory Note in the form attached hereto as Exhibit A (as appropriately completed in conformity herewith, the "Note"). The Note shall be registered in the name of the Fund and delivered free and clear of any Lien with all appropriate issue stamps, if any, affixed at the expense of the Company.

            2.4 Requests for Additional Loans. During the Credit Period and after the Initial Loan, the Company may request that the Fund make additional Loans to the Company in an aggregate principal amount (inclusive of the Initial
Loan) not to exceed the Maximum Loan Amount (each such additional Loan, an "Additional Loan"). To request an Additional Loan, the Company shall deliver to the Fund a written Borrowing Request signed by an authorized officer of the Company, which Borrowing Request shall set forth (a) the aggregate principal amount of the requested Additional Loan and (b) the date on which the Company requests that such Additional Loan be funded, which date shall be a Business Day at least ten (10) Business Days from the date of such Borrowing Request. Upon receipt of any such Borrowing Request from the Company, the Fund shall, within a reasonable time period from its receipt thereof, send a notice to the Company setting forth the amount of any Additional Loan that the Fund will agree to make (if any) and the date on which the Fund agrees to make any such Additional Loan (if at all); provided, however, the Fund's obligation to make any such Additional Loan described in any such notice by the Fund shall be subject to the satisfaction or waiver of the conditions set forth in Article 5.

                                   ARTICLE 3

                          CONDITIONS TO THE OBLIGATION
                      OF THE FUND TO FUND THE INITIAL LOAN

            The obligation of the Fund to fund the Initial Loan at the Initial Closing and to perform any obligations hereunder shall be subject to the satisfaction or waiver of the following conditions on or before the Initial Closing Date (except as otherwise set forth below):

            3.1 Representations and Warranties True. The representations and warranties of the Company contained in Article 6 hereof shall be true and correct in all material respects at and as of the Initial Closing Date as if made at and as of such date; provided, that any representation and warranty qualified in any respect by materiality shall be true and correct at and as of the Initial Closing Date as if made at and as of such date.

            3.2 Compliance with this Agreement. The Company shall have performed and complied with all of its agreements and conditions set forth or contemplated herein that are required to be performed or complied with by the Company on or before the Initial Closing Date.

            3.3 Officer's Certificate. The Fund shall have received a certificate, dated the Initial Closing Date and signed by the President or the Chief Financial Officer of the Company, certifying that the conditions set forth in Sections 3.1 and 3.2 hereof have been satisfied on and as of the Initial Closing Date.

            3.4 Secretary's Certificate. The Fund shall have received a certificate, dated the Initial Closing Date, and signed by the Secretary or an Assistant Secretary of the Company, certifying the truth and correctness of (a) the attached copies of the Certificate of Incorporation and By-laws of the Company and (b) the resolutions of the Board of Directors of the Company approving this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby.

            3.5 Documents. The Fund shall have received copies of such documents as they reasonably may request in connection with the funding of the Initial Loan and the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Fund.

            3.6 Purchase Permitted by Applicable Laws. The acquisition of the Note and the consummation of the transactions contemplated hereby (a) except as set forth on Schedule 6.3, shall not be prohibited by any applicable law or governmental regulation and (b) shall not subject the Fund to any penalty or, in its reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental regulation.

            3.7 Opinion of General Counsel. The Fund shall have received the opinion of the General Counsel of the Company, dated as of the Initial Closing Date, in a form satisfactory to the Fund.

            3.8 Approval of Counsel to the Fund. All actions and proceedings hereunder and all documents required to be delivered by the Company hereunder or in connection with the consummation of the transactions contemplated hereby, and all other related matters, shall have been reasonably acceptable to PWRW&G, counsel to the Fund, as to their form and substance.

            3.9 Consents and Approvals. Except as set forth on Schedule 6.3, all consents, exemptions, authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons necessary or required in connection with the execution, delivery or performance by the Company or enforcement against the Company of this Agreement and the Transaction Documents shall have been obtained and be in full force and effect, and the Fund shall have been furnished with appropriate evidence thereof.

            3.10 No Material Adverse Change. Since March 31, 2004, there shall have been no material adverse change, nor shall any such change be threatened, in the Condition of the Company since that date (except as set forth in the Company's Disclosure Letter or the Commission Documents).

            3.11 Conduct of Business. The Company shall have conducted its business in the ordinary course from March 31, 2004 through the Initial Closing Date, and no transaction not in the ordinary course of business shall have occurred without the Fund's consent.

            3.12 Subordination Agreement. The Company and the other signatories thereto shall have duly executed and delivered to the Fund the Subordination Agreement.

            3.13 Note; Subsidiaries' Guarantee. The Company shall have executed and delivered to the Fund the Note. Each of the Company's Subsidiaries shall have executed and delivered to the Fund the Subsidiaries' Guarantee.

            3.14 Charter and By-Laws of the Company. No amendments to the Certificate of Incorporation or Bylaws of the Company as in effect on the date of this Agreement shall have been effected.

            3.15 Market Conditions. (a) Trading in the Common Stock shall not have been suspended by the Commission or by the NASDAQ for a material portion of a trading day, (b) trading in securities generally on the NYSE or NASDAQ shall not have been suspended or limited or minimum or maximum prices shall not have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall not have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other Governmental Authority, (c) a general banking moratorium shall not have been declared by either Federal or New York State authorities and (d) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall not have occurred.

            3.16 No Litigation. Except as disclosed in the Commission Documents, no action, suit, proceeding, claim or dispute shall have been brought or otherwise arisen at law, in equity, in arbitration or before any Governmental Authority against the Company or any of its Subsidiaries which would, if adversely determined (a) have a material adverse effect on the

Condition of the Company or (b) have a material adverse effect on the ability of the Company to perform its obligations under this Agreement or any of the Transaction Documents.

            3.17 No Default or Breach of Contractual Obligations. Neither the Company nor any of its Subsidiaries shall be or have been in default under or with respect to any Contractual Obligation (other than the Senior Creditor Documents) in any respect, which, individually or together with all such defaults, would be materially adverse to the Condition of the Company or which could materially adversely affect the ability of the Company to perform its obligations under this Agreement or any of the Transaction Documents.

            3.18 No Default of Senior Creditor Documents. Neither the Company nor any of its Subsidiaries (i) shall be or have been in default under or with respect to any of the Transaction Documents or the Senior Creditor Documents to which they are a party, which default is continuing, and (ii) will be, after giving effect to the transactions contemplated hereby, in default under any of the Transaction Documents or the Senior Creditor Documents.

            3.19 NASDAQ. As of the Initial Closing Date, the Company shall reasonably believe and the Fund shall have no reasonable basis for disbelief, that the consummation of the transactions contemplated by this Agreement and the Transaction Documents will not result in any action by NASDAQ against the Company.

            3.20 Due Diligence. Satisfactory completion by the Fund, in its sole judgment and discretion, of its due diligence investigation of the Company, including, without limitation, detailed review of the proposed use of proceeds, near-term and long-range business forecasts, historical and prospective working capital requirements, budget spending levels and capital spending requirements.

            3.21 Capital Expenditures. The Fund shall have approved, in its sole judgment and discretion, the Capital Expenditures (as defined in the Note) for the fiscal quarter ending on September 30, 2004 as set forth on Schedule 3.21.

            3.22 EBITDA Improvements. The Fund shall be satisfied, in its sole judgment and discretion, that the Company has taken all actions necessary to accomplish the EBITDA Enhancement Measures and the Additional EBITDA Enhancement Measures.

            3.23 Unrestricted Cash Balances and Accounts Receivable. The Fund shall be satisfied, in its sole judgment and discretion, that the unrestricted cash balances of the Company will not decline below an average daily balance of $5,000,000 during the period beginning on the Initial Closing Date and ending on December 31, 2005 and that the Company's accounts payable, measured on a dollar-weighted basis, will not, during such period, have an average life exceeding ninety (90) days.

            3.24 Opinion of Regulatory Counsel. The Fund shall have received the opinion of Kelley Drye & Warren, regulatory counsel to the Company, dated as of the Initial Closing Date, in a form reasonably acceptable to the Fund.

                                   ARTICLE 4

                          CONDITIONS TO THE OBLIGATION
                    OF THE COMPANY TO BORROW THE INITIAL LOAN

            The obligations of the Company to borrow the Initial Loan and to execute, issue and deliver the Note, and shall be subject to the satisfaction or waiver of the following conditions on or before the Initial Closing Date:

            4.1 Representations and Warranties True. The representations and warranties of the Fund contained in Article 7 hereof shall be true and correct in all material respects at and as of the Initial Closing Date as if made at and as of such date.

            4.2 Compliance with this Agreement. The Fund shall have performed and complied with all of their agreements and conditions set forth or contemplated herein that are required to be performed or complied with by the Fund on or before the Initial Closing Date.

            4.3 Issuance Permitted by Applicable Laws. The issuance of the Note and the consummation of the transactions contemplated hereby and thereby by the Company (a) shall not be prohibited by any applicable law or governmental regulation and (b) shall not subject the Company to any penalty or, in its reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental regulation.

            4.4 Approval of the Company. All actions and proceedings hereunder and all documents required to be delivered by the Fund hereunder or in connection with the consummation of the transactions contemplated hereby, and all other related matters, shall have been reasonably acceptable to the General Counsel of the Company, as to their form and substance.

            4.5 Consents and Approvals. Except as set forth on Schedule 6.3, all consents, exemptions, authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons necessary or required in connection with the execution, delivery or performance by the Fund or enforcement against the Fund of this Agreement shall have been obtained and be in full force and effect, and the Company shall have been furnished with appropriate evidence thereof.

                                   ARTICLE 5

                    CONDITIONS TO THE OBLIGATION OF THE FUND
                            TO MAKE ADDITIONAL LOANS

            The obligation of the Fund to make any Additional Loan of which the Fund has notified the Company of the Fund's willingness to make pursuant to
Section 2.4 shall be subject to the satisfaction or waiver of the following conditions:

            5.1 Representations and Warranties True. The representations and warranties of the Company contained in Article 6 hereof shall be true and correct in all material respects at and as of the Additional Loan Date as if made at and as of such date (unless representations and warranties relate to matters as of a particular date, in which case such representations and warranties shall be true in all material respects as of such date); provided, that any representation and warranty qualified in any respect by materiality shall be true and correct at and as of the Additional Loan Date (or such particular date) as if made at and as of such date.

            5.2 No Default. An Event of Default or an "event of default" as defined in the Senior Loan Agreement or an event with notice or the lapse of time would be an Event of Default or "event of default" under the Senior Loan Agreement shall not have occurred and be continuing and shall not occur as a result of the Additional Loan.

            5.3 Charter and By Laws of the Company. No amendments to the Certificate of Incorporation or Bylaws of the Company as in effect on the date of this Agreement shall have been effected, except amendments to the Certificate of Incorporation relating to a conversion or exchange of all or a substantial portion of the Company's outstanding preferred stock or a change in the Company's name.

            5.4 Officer's Certificate. The Fund shall have received a certificate, dated the Additional Loan Date and signed by the President or the Chief Financial Officer of the Company, certifying that the conditions set forth in Sections 5.1 through 5.3 hereof have been satisfied on and as of the Additional Loan Date.

            5.5 No Material Adverse Change. In the sole judgment and discretion of the Fund, there shall have been no material adverse change, nor shall any such change be threatened, in the Condition of the Company since the Initial Closing Date.

            5.6 Market Conditions. (a) Trading in the Common Stock shall not have been suspended by the Commission or by the NASDAQ for a material portion of a trading day, (b) trading in securities generally on the NYSE or NASDAQ shall not have been suspended or limited or minimum or maximum prices shall not have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall not have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other Governmental Authority, (c) a general banking moratorium shall not have been declared by either Federal or New York State authorities and (d) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall not have occurred.

                                   ARTICLE 6

                               REPRESENTATIONS AND
                            WARRANTIES OF THE COMPANY

            The Company hereby represents and warrants to the Fund as follows:

            6.1   Corporate Existence and Power. The Company and each of its
Subsidiaries:

                  (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

                  (b) has (i) full corporate (or other organizational) power and authority and (ii) all governmental licenses, authorizations, consents and approvals to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is currently proposed to be, engaged;

                  (c) is duly qualified as a foreign person, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification; and

                  (d) is in compliance with all Requirements of Law; except, in the case of (b)(ii), (c) or (d) of this Section 6.1, to the extent that the failure to so comply would not have a material adverse effect on the Condition of the Company.

            6.2 Corporate Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Note:

                  (a) are within the Company's corporate power and authority and have been duly authorized by all necessary corporate action; and

                  (b) will not violate, conflict with or result in any breach or contravention of or the creation of any Lien under, any Material Contract of the Company or any of its Subsidiaries or any order or decree directly relating to the Company or any of its Subsidiaries.

            6.3 Governmental Authorization; Third Party Consents. Except as set forth on Schedule 6.3, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person, is necessary or required in connection with the execution, delivery or performance by the Company or enforcement against the Company of this Agreement and the Transaction Documents or the transactions contemplated hereby or thereby.

            6.4 Binding Effect. This Agreement and each of the Transaction Documents to which the Company is a party have been duly executed and delivered by the Company. This Agreement and each of the Transaction Documents constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, or similar laws affecting creditors' rights generally from time to time in effect and general equitable principles, and except that any rights to indemnification set forth in this Agreement and the Fund Registration Rights Agreement may be limited by federal and state securities laws and public policy considerations.

            6.5 No Legal Bar. Except as set forth on Schedule 6.3, neither the execution, delivery nor performance of this Agreement or any Transaction Document will violate any Requirement of Law.

            6.6   Litigation.

                  (a) Except as set forth on Schedule 6.6, there are no actions, suits, proceedings, claims or disputes pending, or to the Knowledge of the Company, threatened, at law, in equity, in arbitration or before any Governmental Authority against the Company or any of its Subsidiaries:

                        (i) with respect to this Agreement, any Transaction Document or any of the transactions contemplated hereby or thereby; or

                        (ii) which would, if adversely determined, (A) have a material adverse effect on the Condition of the Company or (B) have a material adverse effect on the ability of the Company to perform its obligations under this Agreement or any Transaction Document.

                  (b) No injunction, writ, temporary restraining order, decree or any order of any nature has been issued by any arbitrator or arbitral panel or any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery and performance of this Agreement or any Transaction Document.

            6.7   No Default or Breach.

                  (a) No event has occurred and is continuing which constitutes a default under or breach of any of the provisions of Section 9 of the Note. No event which constitutes a default under or breach of any of the provisions of Section 9 of the Note is likely to result from the incurring of obligations by the Company under this Agreement or the Transaction Documents or from the issuance of the Note. Neither the Company nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation in any respect, which, individually or together with all such defaults, would have a material adverse effect on the Condition of the Company or on the ability of the Company to perform its obligations under this Agreement or the Transaction Documents.

                  (b) The Company has delivered true, correct and complete copies of all of the Senior Creditor Documents. The Senior Creditor Documents are in full force and effect and binding upon the parties thereto in accordance with its terms. The Company and its Subsidiaries are not, and, to the Knowledge of the Company, the Senior Lender, is not, in default under, and no condition exists that with notice or lapse of time, or both, would constitute a default under, the Senior Creditor Documents. Neither the Company nor any of its Subsidiaries has any Knowledge of any threatened cancellation or termination of the Senior Creditor Documents or the acceleration of the Senior Indebtedness.

            6.8 Title to Properties. The Company and each of its Subsidiaries have good and defensible title to, or hold leases in full force and effect in all their real property, except for such defects in title as could not, individually or in the aggregate, have a material adverse effect on the Condition of the Company or the ability of the Company to perform its obligations under this Agreement or the Transaction Documents.

            6.9 Taxes. The Company and its Subsidiaries have filed or caused to be filed, or have properly filed extensions for, all income tax returns which are required to be filed and have paid or caused to be paid all taxes as shown on said returns and on all assessments received by it to the extent that such taxes have become due, except taxes the validity or amount of which is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside. The Company and its Subsidiaries have paid or caused to be paid, or have established reserves that the Company reasonably believes to be adequate for all income tax liabilities applicable to the Company and its Subsidiaries for all fiscal years which have not been examined and reported on by the taxing authorities (or closed by applicable statutes).

            6.10 Financial Condition. The Company heretofore has delivered to the Fund true and correct copies of audited consolidated financial statements of the Company and its Subsidiaries dated as of the last day of its most recently ended fiscal year (the "Audited Financials") and the unaudited consolidated financial statements of the Company and its Subsidiaries dated as of each fiscal quarter ended after such fiscal year (the "Interim Financials"). The Audited Financials and the Interim Financials have been prepared in accordance with GAAP applied consistently and present fairly in all material respects the consolidated financial condition of the Company as of the dates thereof and the consolidated results of operations of the Company for the period, or portion thereof, then ended (except in the case of the Interim Financials, for normal year-end adjustments and the absence of footnotes).

            6.11 No Material Adverse Change. Since March 31, 2004, there has not been any material adverse change, nor to the Knowledge of the Company is any such change threatened, in the Condition of the Company, except as set forth in the Company Disclosure Letter or the Commission Documents filed on or prior to the date hereof.

            6.12 Commission Documents. The Company has filed all registration statements, proxy statements, reports and other documents required to be filed by it under the Securities Act or the Exchange Act, and all amendments thereto. The Company has furnished or made available to the Fund copies of all Commission Documents, each as filed with the Commission. Each Commission Document, as amended, when filed with the Commission or as so amended was true and accurate in all material respects and in compliance in all material respects with the requirements of its respective report form.

            6.13 Environmental Matters. The Company is in compliance with all applicable Environmental Laws except as would not have a material adverse effect on the Condition of the Company. There is no civil, criminal or administrative judgment, action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending or, to the Knowledge of the Company, threatened against the Company pursuant to Environmental Laws except as would not have a material adverse effect on the Condition of the Company; and, to the Knowledge of the Company, there are no past or present events, conditions, circumstances, activities, practices, incidents, agreements, actions or plans which could reasonably be expected to prevent compliance with, or which have given rise to or will give rise to liability under, Environmental Laws except as would have not have a material adverse effect on the Condition of the Company.

            6.14 Investment Company. Neither the Company nor any Person controlling the Company is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            6.15 Subsidiaries. As of the Initial Closing Date, Schedule 6.15 sets forth a complete and accurate list of all of the Subsidiaries of the Company together with their respective jurisdictions of incorporation or organization. Each such Subsidiary is directly or indirectly wholly owned by the Company.

            6.16  [Intentionally omitted.]

            6.17 Solvency. On and as of the Initial Closing Date and each Additional Loan Date, after giving effect to the transactions contemplated in this Agreement, the Company will be Solvent.

            6.18 Private Offering. No form of general solicitation or general advertising was used by the Company or, to its Knowledge, its representatives in connection with the offer or issuance of the Note. Assuming the truth and accuracy of the Fund's representation in Section 7.5, no registration of the Note pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws will be required by the issuance of the Note pursuant to this Agreement. The Company agrees that neither it, nor anyone acting on its behalf, will offer or sell any security so as to require the registration of the Note pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws, unless the Note is so registered.

            6.19 Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any of its Subsidiaries, or any action taken by any such entity.

            6.20  Full Disclosure.

                  (a) No statement by the Company contained in (i) this Agreement, (ii) any certificates delivered to the Fund in connection with the issuance of the Note, (iii) any certificate required to be delivered by the Company or its officers pursuant to this Agreement or the Note or (iv) any Borrowing Request delivered by the Company in connection with any Additional Loan contains (or will contain) an untrue statement of a material fact or omits (or will omit) to state a material fact required to be stated therein or necessary to make the statements made, in the light of the circumstances in which made, not materially false or misleading.

                  (b) There is no fact that the Company has not disclosed to the Fund in writing or has not disclosed in the Commission Documents filed on or before the date hereof, which materially adversely affects, or insofar as the Company can reasonably foresee, could materially adversely affect, the Condition of the Company or the ability of the Company to perform its obligations under this Agreement or the Transaction Documents.

            6.21  Regulatory Compliance.

                  (a) The Company and its Subsidiaries hold all Communications Licenses required under the Communications Act, the FCC Rules or other state or local laws or rules to own and operate their properties and to carry on the business of the Company and its Subsidiaries as now conducted, except as would not have a material adverse effect on the Condition of the Company.

                  (b) Set forth on Schedule 6.21 is a complete list, as of the Initial Closing Date, of all Communications Licenses of the Company and its Subsidiaries relating to or used in connection with the business of the Company and its Subsidiaries, including which legal entity holds such License and, if such legal entity is neither the Company nor any of its Subsidiaries, a summary of the terms under which the Company and its Subsidiaries is permitted to engage in the business relating to such License. Such list correctly sets forth the expiration date, if any, of each such Communications License. Each such Communications License is in full force and effect, and is not subject to any special conditions outside the ordinary course. The Company and its Subsidiaries have taken all actions and performed all of their obligations that are necessary to maintain such Communications Licenses without adverse modification or impairment.

                  (c) Except as set forth on Schedule 6.21, the Company and its Subsidiaries are not parties to, nor to the Knowledge of the Company is there threatened in writing, any formal investigation, notice of apparent liability, violation, forfeiture or other notice, order or formal complaint issued by or before any court or regulatory body (other than non-material, ordinary course of business customer complaints), including the FCC, that could in any manner threaten or adversely affect the validity or continued effectiveness of the Communications Licenses of the Company and its Subsidiaries. Since March 31, 2004, the Company and each Subsidiary has filed in a substantially timely manner all material reports, applications, documents, instruments and information required to be filed by it pursuant to the Communications Act, the FCC Rules or other state or local laws or rules related to Communications Licenses. All such filings are accurate and complete in all material respects.

                  (d) The Company and its Subsidiaries are in compliance with the Communications Licenses, the Communications Act, the FCC Rules or other state or local laws or rules, except as would not have a material adverse effect on the Condition of the Company.

                  (e) The Company has no Knowledge of any facts, and the Company and the Subsidiaries have received no formal written notice, indicating that the Company and the Subsidiaries, in their ownership and operation of the business of the Company and the Subsidiaries, are not in compliance with all requirements of (i) applicable FCC Rules or the Communications Act, or (ii) similar state and local statutes, regulations and ordinances, except as would not have a material adverse effect on the Condition of the Company.

                  (f) No consent, waiver or other action of, or filing or notification to, the FCC is required for the consummation of the transactions contemplated hereby.

            6.22  [Intentionally omitted.]

            6.23  [Intentionally omitted.]

            6.24 Trade Relations. There exists (a) to the Knowledge of the Company, no actual or (b) so far as the Company is aware, no threatened, material change in the business relationship of the Company and its Subsidiaries taken as a whole with any customer or any group of customers, or with any supplier, which would have a material adverse effect on the business of the Company and its Subsidiaries, taken as a whole.

            6.25 Material Contracts. Except as disclosed in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 or in the Commission Documents filed subsequent thereto, but prior to the date hereof, all contracts, agreements and commitments of the Company and its Subsidiaries required to be filed with the Commission Documents ("Material Contracts") are in full force and effect and binding upon the parties thereto in accordance with their terms, except as (i) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, or similar laws affecting creditors' rights generally from time to time in effect and general equitable principles, or (ii) as to contracts that have expired or terminated according to their respective terms, or (iii) where the failure of any such contract to be in full force and effect would not have a material adverse effect on the Condition of the Company. Neither the Company nor any of its Subsidiaries, nor, to the Knowledge of the Company, any other party to a Material Contract, is in default under, and no condition exists that with notice or lapse of time, or both, would constitute a default under any Material Contract, in each case other than defaults that individually or in the aggregate would not have a material adverse effect on the Condition of the Company. The Company has no Knowledge of any threatened cancellation or termination of any Material Contract.

            6.26 Business Model and Cash Flow Forecast. Prior to the date hereof, the Company delivered to the Fund the Z-Tel Technologies, Inc. Consolidated Business Model 2004 Business Plan (the "Business Model") and the Z-Tel 2004 Consolidated Cash Balance forecast, (the "Forecast") copies of each of which are set forth as Schedule 6.26. The assumptions used in preparation of the Business Model and Forecast were reasonable when made and continue to be reasonable as of the Initial Closing Date. The Business Model and Forecast have been prepared in good faith. The Fund acknowledges that the Business Model and Forecast contain assumptions about future events and that actual results during the period or periods covered may differ from the data and results contained in such Business Model and Forecast and such differences may be material and adverse to the Company.

            6.27  No Undisclosed Financial Liabilities. Except as set forth on
Schedule 6.27, the Company and its Subsidiaries, after giving effect to the transactions contemplated hereby, will not have any material direct or indirect indebtedness, liability (including, without limitation, product liability or warranty claim), obligation, whether known or unknown, fixed or unfixed, contingent or otherwise, and whether or not of a kind required by GAAP to be set forth on a financial statement, other than (a) liabilities fully and adequately reflected on the 2004 Interim Financials, (b) liabilities incurred since March 31, 2004 in the ordinary course of business, (c) liabilities incurred pursuant to this Agreement and (d) liabilities which individually or in the aggregate would not have a material adverse effect on the Condition of the Company.

            6.28  Intellectual Property.

                  (a) (i) The Company is the owner of all, or has the license or right to use, sell and license all of, the Copyrights, Patents, Trade Secrets, Trademarks, Internet Assets, Software and other proprietary rights (collectively, "Intellectual Property") that are used in connection with its business as presently conducted or contemplated in the Business Plan, free and clear of all Liens, except as would have not have a material adverse effect on the Condition of the Company.

                        (ii) Except as set forth on Schedule 6.28, no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or, to the Knowledge of the Company, threatened in writing, which challenges the validity, enforceability, use or ownership of the Intellectual Property.

                        (iii) The Company has substantially performed all obligations imposed upon it under any Intellectual Property licenses, and is not, nor to the Knowledge of the Company is any other party thereto, in breach of or default thereunder in any respect, nor is there any event which with notice or lapse of time or both would constitute a default thereunder. All of the Intellectual Property licenses are enforceable and in full force and effect, and will continue to be so on identical terms immediately following each Closing except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

                  (b) To the Knowledge of the Company, no Person is infringing upon or otherwise violating any Trademarks of the Company and no Person is violating any other Intellectual Property rights of the Company, except in each case as would not in the aggregate be reasonably expected to have a material adverse effect on the Condition of the Company.

                  (c) No former employer of any employee of the Company currently is asserting a claim against the Company that such employee is utilizing Intellectual Property of such former employer.

                  (d) The Company is not a party to or bound by any license or other agreement requiring the payment by the Company of any royalty payment, excluding such agreements relating to software licensed for use solely on the computers of the Company.

                  (e) To the Knowledge of the Company, no employee of the\ Company is in violation of any term of any employment agreement, patent or invention disclosure agreement or other contract or agreement relating to the relationship of such employee with the Company except where such violation would not have a material adverse effect on the Condition of the Company. To the Knowledge of the Company, no employee of the Company is in violation of any term of any employment agreement, patent or invention disclosure agreement or other contract or agreement relating to the relationship of such employee with any prior employer.

                  (f) To the Knowledge of the Company, none of the Trade Secrets of the Company, wherever located, the value of which is contingent upon maintenance of confidentiality thereof, has been disclosed to any Person other than employees, representatives and agents of the Company, except as required pursuant to the filing of a patent application by the Company or pursuant to a non-disclosure agreement.

                  (g) Except on Schedule 6.28, it is not necessary for the Company's business to use any Intellectual Property owned by any director, officer, employee or consultant of the Company (or persons the Company presently intends to hire).

                  (h) All present employees of the Company who have access to material confidential information of the Company have executed and delivered confidentiality agreements with the Company, and are obligated under the terms thereof to protect all confidential information received during the course of employment for a period of five years after such information is received.

            6.29 ERISA. Neither the Company nor any of its Subsidiaries has violated any provisions of ERISA, or the rules and regulations promulgated thereunder, except for such violations which would not, individually or in the aggregate, have a material adverse effect on the Condition of the Company. If any plan subject to ERISA is adopted, the execution and delivery of this Agreement or any Transaction Document will not involve any non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

            6.30  Labor Relations. Except to the extent set forth in Schedule
6.30 (a) neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement, (b) the Company and each of its Subsidiaries is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, including but not limited to, the Workers Adjustment and Retraining Notification Act, and neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice, (c) there is no unfair labor practice complaint against the Company or any of its

Subsidiaries or pending before the National Labor Relations Board, (d) there is no labor strike, dispute, slowdown or stoppage actually pending or, to the Company's Knowledge, threatened against or affecting the Company or any of its Subsidiaries, (e) with respect to the Company or any of its Subsidiaries, no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or exists and, to the Company's Knowledge, no claim therefor is threatened, and (f) neither the Company nor any of its Subsidiaries has experienced any work stoppage or other labor difficulty since inception; except in the case of clauses (b), (c), (d), (e) and (f) as would not have a material adverse effect on the Condition of the Company.

            6.31 Usury Laws. The terms of the Note do not violate any applicable usury laws.

            6.32 EBITDA Improvements. The Company has taken all actions necessary to accomplish the measures set forth on Schedule 6.32 (the "EBITDA Enhancement Measures"). Management of the Company reasonably believes that the accomplishment of the EBITDA Enhancement Measures will cause EBITDA to increase at the estimated rate and at the times set forth on Schedule 6.32 to a level above what EBITDA would have been at such time had such EBITDA Enhancement Measures not been accomplished.

            6.33 Additional EBITDA Improvements. All necessary actions have been taken to implement the measures (in addition to the EBITDA Enhancement Measures) set forth on Schedule 6.33 (the "Additional EBITDA Enhancement Measures"). Management reasonably believes that the financial consequences of the Additional EBITDA Enhancement Measures totals no less than $1,250,000 per month of expected EBITDA.

            6.34 Outstanding Borrowings. Schedule 6.34 sets forth (i) the amount of all Indebtedness for money borrowed (other than the Note), (ii) the Liens that relate to such Indebtedness for money borrowed and that encumber the assets of the Company or any of its Subsidiaries and (iii) the name of each lender thereof.

                                   ARTICLE 7

                               REPRESENTATIONS AND
                             WARRANTIES OF THE FUND

            The Fund represents and warrants to the Company as follows:

            7.1   Existence and Power. The Fund:

                  (a) is duly organized and validly existing under the laws of the State of Delaware; and

                  (b) has full power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is currently proposed to be, engaged.

            7.2 Authorization; No Contravention. The execution, delivery and performance by the Fund of this Agreement, the Transaction Documents to which it is a party and the transactions contemplated hereby and thereby, including without limitation the acquisition of the Note:

                  (a) is within the Fund's power and authority and has been duly authorized by all necessary action;

                  (b) does not contravene the terms of the governing documents of the Fund, or any amendment thereof;

                  (c) will not violate, conflict with or result in any breach or contravention of or the creation of any Lien under, any Contractual Obligation of the Fund, or any order or decree directly relating to the Fund, and

                  (d) does not require approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person.

            7.3 Binding Effect. This Agreement and each Transaction Document to which the Fund is a party has been duly executed and delivered by the Fund, constitute the legal, valid and binding obligation of the Fund enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

            7.4 No Legal Bar. The execution, delivery and performance of this Agreement and the Transaction Documents will not violate any Requirement of Law or any Contractual Obligation of the Fund.

            7.5 Purchase for Own Account. The Note to be acquired by the Fund pursuant to this Agreement is being acquired for the Fund's own account for investment purposes and with no view toward any "distribution" thereof within the meaning of the Securities Act, without prejudice, however, to the rights of the Fund at all times to sell or otherwise dispose of all or any part of the Note under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of the Fund's property being at all times within their control. If the Fund should in the future decide to dispose of the Note, the Fund understands and agrees that it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect. If the Fund should decide to dispose of the Note, the Fund, if requested by the Company, will have the obligation in connection with such disposition, at the Fund's expense, of delivering to the Company an opinion of counsel of recognized standing in securities law, to the effect that the proposed disposition of the Note would not be in violation of the Securities Act or any applicable state securities laws and, assuming such opinion is required and is otherwise appropriate in form and substance under the circumstances, the Company will accept, and will recommend to any applicable transfer agent or trustee for any such securities that it accept, such opinion. The Fund agrees to the imprinting, so long as required by law, of a legend on the Note to the following effect:

      "THIS NOTE HAS NOT BEEN REGISTERED, QUALIFIED, APPROVED OR DISAPPROVED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS AND NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY HAS PASSED ON OR ENDORSED THE MERITS OF THIS NOTE."

            7.6 Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Fund or any action taken by the Fund.

            7.7 Investment Knowledge. The Fund has sufficient knowledge and experience in financial and business matters and the business in which the Company is engaged so as to be capable of evaluating the merits and risks of making the Loans and accepting in the Note, and is able to bear the economic risk of the loss of its making the Loans. The Fund is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act.

                                   ARTICLE 8

                                INDEMNIFICATION

            8.1 Indemnification by the Company. In addition to all other sums due hereunder or provided for in this Agreement, the Company agrees to indemnify and hold harmless the Fund and their Affiliates (including, without limitation, Brown Brothers Harriman & Co.) and their respective officers, directors, agents, employees, subsidiaries, partners and controlling persons (each, an "Indemnified Party") to the fullest extent permitted by law from and against any and all losses, claims, damages, expenses (including, without limitation, reasonable fees, disbursements and other charges of counsel, but excluding consequential damages) or other liabilities ("Liabilities") resulting from any breach of any covenant, agreement, representation or warranty of the Company or any of its Subsidiaries in this Agreement, any Transaction Document, any certificate delivered in connection hereto or thereto or any Borrowing Request or any legal, administrative or other actions (including actions brought by the Company or any equity holders of the Company or derivative actions brought by any Person claiming through the Company or in the Company's name), proceedings or investigations (whether formal or informal), or written threats thereof, based upon, relating to or arising out of this Agreement, the Transaction Documents, the transactions contemplated hereby or thereby, or any indemnified person's role therein or in the transactions contemplated hereby or thereby; provided, however, that the Company shall not be liable under this Section 8.1: (a) for any amount paid in settlement of claims without the Company's consent (which consent shall not be unreasonably withheld), (b) with respect to Liabilities arising solely out of actions brought by the partners or members of the Fund against an Indemnified Party or by one Indemnified Party against another, (c) to the extent that it is finally judicially determined that such Liabilities resulted primarily from (i) the willful misconduct, bad faith or gross negligence of such Indemnified Party or (ii) a breach of the Fund's representations in Article 7 or any breach of the Fund's obligations under this Agreement or the Fund Registration Rights Agreement, or (d) any Liabilities arising solely from the transfer of the Note by the Fund to any Person; provided, further, that if and to the extent that such indemnification is unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of such indemnified liability which shall be permissible under applicable laws. In connection with the obligation of the Company to indemnify for expenses as set forth above, the Company further agrees to reimburse each Indemnified Party for all such expenses (including reasonable fees, disbursements and other charges of counsel) as they are incurred by such Indemnified Party; provided, however, that if an Indemnified Party is reimbursed hereunder for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Liabilities in question resulted primarily from the willful misconduct, bad faith or gross negligence of such Indemnified Party. The maximum aggregate amount the Company shall be required to pay the Fund under this Section 8.1 with respect to Liabilities resulting from any breach of any covenant, agreement, representation or warranty of the Company in this Agreement shall not exceed the Maximum Loan Amount.

            8.2 Notification. Each Indemnified Party under this Article 8 will, promptly after the receipt of notice of the commencement of any action or other proceeding against such Indemnified Party in respect of which indemnity may be sought from the Company under this Article 8, notify the Company in writing of the commencement thereof. The omission of any Indemnified Party so to notify the Company of any such action shall not relieve the Company from any liability which it may have to such Indemnified Party (i) other than pursuant to this Article 8 or (ii) under this Article 8 unless, and only to the extent that, such omission results in the Company's forfeiture of substantive rights or defenses. In case any such action or other proceeding shall be brought against any Indemnified Party and it shall promptly notify the Company of the commencement thereof, the Company shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense. Notwithstanding the foregoing, in any action or proceeding in which both the Company and an Indemnified Party is, or is reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel at the Company's expense and to control its own defense of such action or proceeding if, in the reasonable opinion of counsel to such Indemnified Party, (a) there are or may be legal defenses available to such Indemnified Party or to other indemnified parties that are different from or additional to those available to the Company or (b) any conflict or potential conflict exists between the Company and such Indemnified Party that would make such separate representation advisable; provided, however, that in no event shall the Company be required to pay unreasonable fees or expenses or fees and expenses under this Article 8 for more than one firm of attorneys in any jurisdiction in any one legal action or group of related legal actions. The Company agrees that the Company will not, without the prior written consent of the Fund, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of the Fund and each other Indemnified Party from all liability arising or that may arise out of such claim, action or proceeding. The rights accorded to indemnified parties hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise.

                                   ARTICLE 9

                             AFFIRMATIVE COVENANTS

            The Company hereby covenants and agrees with the Fund, any Affiliate of the Fund, and with any other Holder.

            9.1 Additional Parties to Subsidiaries' Guarantees. For so long as any Indebtedness under this Note shall remain outstanding, the Company shall cause any Subsidiary formed after the Initial Closing Date to become a party to the Subsidiaries' Guarantee.

                                   ARTICLE 10

                                 MISCELLANEOUS

            10.1 Survival of Provisions. All warranties, representations and covenants made by the Company in or under this Agreement shall be considered to have been relied upon by the Fund and shall survive the execution and delivery of this Agreement and the issuance to the Fund of the Note, regardless of any investigation made by the Fund or on their behalf. All warranties, representations and covenants made by the Fund or on their behalf shall survive the execution and delivery of this Agreement and the issuance to the Fund of the Note. All of the representations and warranties made herein and each of the provisions of Articles 8, 9 and 10 shall survive the execution and delivery of this Agreement, any investigation by or on behalf of the Fund or any Affiliate, acceptance of the Note, the making of any Loan, payment or prepayment of the Note upon redemption or otherwise, or termination of this Agreement.

            10.2 Notices. All notices, demands and other communications provided for or permitted hereunder (including, without limitation, any Borrowing Request; provided, however, that the Company shall not be required to send a copy of any Borrowing Request to any Person other than the Fund) shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, facsimile, courier service or personal delivery:

                  (a)   if to the Fund at the following address:

                        The 1818 Fund III, L.P.
                        c/o Brown Brothers Harriman & Co.
                        140 Broadway
                        New York, New York 10005
                        Facsimile: (212) 493-8429
                        Attention: Lawrence C. Tucker
                  with a copy to:

                        Paul, Weiss, Rifkind, Wharton & Garrison LLP
                        1285 Avenue of the Americas
                        New York, New York 10019-6064
                        Facsimile: (212) 757-3990
                        Attention: Marilyn Sobel, Esq.

                  (b)   if to the Company at the following address:

                        Z-Tel Technologies, Inc.
                        6091 South Harbour Island Boulevard
                        Suite 220
                        Tampa, Florida 33602
                        Facsimile: (813) 233-4623
                        Attention: Andrew Graham, Esq.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if sent by facsimile.

            10.3 Confidentiality. The Fund agrees to use commercially reasonable efforts (equivalent to the efforts the Fund applies to maintain the confidentiality of its own confidential information) to maintain as confidential all confidential information provided to it by the Company and designated as confidential for a period of three (3) years following receipt thereof, except that the Fund may disclose such information (a) to Persons employed or engaged by the Fund, so long as such Person is required to keep such confidential information confidential; (b) to any bona fide assignee or participant or potential assignee or participant that has agreed to comply with the covenant contained in this Section 10.3 (and any such bona fide assignee or participant or potential assignee or participant may disclose such information to Persons employed or engaged by them as described in clause (a) above); (c) as required or requested by any Governmental Authority or reasonably believed by the Fund to be compelled by any court decree, subpoena or legal or administrative order or process; (d) as, on the advice of the Fund's counsel, is required by law; (e) in connection with the exercise of any right or remedy under the Transaction Documents or in connection with any litigation or other proceeding to which the Fund is a party; or (f) that ceases to be confidential through no fault of the Fund.

            10.4 Successors and Assigns; No Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. The Fund may assign any of its rights under this Agreement only to any of its Affiliates; provided, that any such Affiliate (including any limited partner) agrees to be bound by the provisions in this Agreement. The Company may not assign any of its rights under this Agreement without the written consent of the Fund. Except as provided in Article 8, no Person other than the parties hereto is intended to be a beneficiary of this Agreement or the Transaction Documents. Nothing in this Section 10.4 shall prohibit the Fund from transferring the Note to any Person.

            10.5 Amendment and Waiver. No failure or delay on the part of the Company or the Fund in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Fund at law, in equity or otherwise. Any amendment, supplement, modification or termination of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given and shall be effective only when signed in writing by the Fund (if prior to the Initial Closing or with respect to any Additional Loan by the Fund) or by or on behalf of holders representing at least 75% of the aggregate principal amount of the Note then outstanding (if after the Initial Closing and not with respect to any Additional Loan by the Fund). Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

            10.6 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            10.7 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            10.8 Determinations. Except where any provision expressly requires that a determination be reasonable or a consent not be unreasonably withheld, or be subject to qualifications to similar effect, all determinations to be made by the Company, the Fund or any Holder hereunder in its opinion or judgment or with its approval or otherwise shall be made by it in its sole discretion.

            10.9 Governing Law. This Agreement has been negotiated, executed and delivered in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of choice of laws or conflicts of laws that would cause the application of the laws of any other jurisdiction.

            10.10 Jurisdiction. Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement, the Transaction Documents or any agreements or transactions contemplated hereby or thereby shall be brought only in the courts of the State of New York located in New York City or of the United States of America for the Southern District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 10.2, such service to become effective 10 days after such mailing.

            10.11 WAIVER OF JURY TRIAL. THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION BASED UPON, OR ARISING OUT OF THIS AGREEMENT, THE TRANSACTION DOCUMENTS OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            10.12 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

            10.13 Rules of Construction. Unless the context otherwise requires, "or" is not exclusive, and references to sections or subsections refer to sections or subsections of this Agreement.

            10.14 Remedies. If a breach of this Agreement or any Transaction Document by the Company or any of its Subsidiaries occurs and is continuing, any Holder may pursue any available remedy by proceeding at law or in equity to enforce the performance (including, without limitation, the specific performance) of any provision of this Agreement or any Transaction Document. Except as otherwise provided by law, a delay or omission by any Holder in exercising any right or remedy accruing upon any such breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach. No remedy is exclusive of any other remedy. All available remedies are cumulative.

            10.15 Entire Agreement. This Agreement, together with the exhibits hereto, the Company Disclosure Letter and the Transaction Documents, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits hereto, the Company Disclosure Letter and the Transaction Documents, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            10.16 Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement (including, without limitation, the representations and warranties of the Fund), the Transaction Documents or any other document or instrument contemplated hereby or thereby, or where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees, charges and disbursements in addition to any other available remedy.

            10.17 Publicity. Except as may be required by applicable law or exchange rules, neither party hereto shall issue a publicity release or announcement or otherwise make any public disclosure concerning this Agreement, the Transaction Documents or the transactions contemplated hereby or thereby, without reasonable prior approval by the other party hereto. If any announcement is required by law or exchange rules to be made by either party hereto, prior to making such announcement such party will deliver a draft of such announcement to the other party and shall give the other party an opportunity to comment thereon.

            10.18 Expenses. The Company acknowledges and agrees that whether or not the transactions contemplated hereby are consummated, the Company shall reimburse the Fund for (i) all reasonable consulting and legal fees and expenses and other charges of the Fund in connection with the negotiation, execution and delivery of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby (including, without limitation, all reasonable fees, disbursements and related charges of PWRW&G) and (ii) reasonable out-of pocket expenses for attendance at meetings of the Board of Directors of the Company by the Fund's Directors and any representative. The Company agrees that it will make such reimbursements as such fees and expenses are incurred, upon request from the Fund.

            10.19 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and the Transaction Documents. In the event an ambiguity or question of intent or interpretation arises, this Agreement and the Transaction Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement and the Transaction Documents.

                        [Signatures follow on next page.]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective representatives hereunto duly authorized as of the date first above written.

                                       Z-TEL TECHNOLOGIES, INC.

                                       By:_____________________________________
                                          Name: Horace J. Davis, III
                                          Title: Chief Financial Officer

                                       THE 1818 FUND III, L.P.

                                       By: Brown Brothers Harriman & Co.,
                                           General Partner

                                       By:_____________________________________
                                          Name: Lawrence C. Tucker
                                          Title: Partner

Signature page to Standby Credit Facility Agreement

                                TABLE OF CONTENTS

                                                                                         Page
                                                                                         ----
ARTICLE 1 DEFINITIONS..............................................................       1
    1.1     Definitions............................................................       1
    1.2     Additional Definitions.................................................       6
    1.3     Accounting Terms; Financial Covenants..................................       7
    1.4     Schedules..............................................................       7

ARTICLE 2 LOANS....................................................................       8
    2.1     The Facility...........................................................       8
    2.2     The Note...............................................................       8
    2.3     Initial Loan...........................................................       8
    2.4     Requests for Additional Loans..........................................       8

ARTICLE 3 CONDITIONS TO THE OBLIGATION OF THE FUND TO FUND THE INITIAL LOAN........       9
    3.1     Representations and Warranties True....................................       9
    3.2     Compliance with this Agreement.........................................       9
    3.3     Officer's Certificate..................................................       9
    3.4     Secretary's Certificate................................................       9
    3.5     Documents..............................................................       9
    3.6     Purchase Permitted by Applicable Laws..................................       9
    3.7     Opinion of General Counsel.............................................       9
    3.8     Approval of Counsel to the Fund........................................       9
    3.9     Consents and Approvals.................................................      10
    3.10    No Material Adverse Change.............................................      10
    3.11    Conduct of Business....................................................      10
    3.12    Subordination Agreement................................................      10
    3.13    Note; Subsidiaries' Guarantee..........................................      10
    3.14    Charter and By-Laws of the Company.....................................      10
    3.15    Market Conditions......................................................      10
    3.16    No Litigation..........................................................      10
    3.17    No Default or Breach of Contractual Obligations........................      11
    3.18    No Default of Senior Creditor Documents................................      11
    3.19    NASDAQ.................................................................      11
    3.20    Due Diligence..........................................................      11
    3.21    Capital Expenditures...................................................      11
    3.22    EBITDA Improvements....................................................      11
    3.23    Unrestricted Cash Balances and Accounts Receivable.....................      11
    3.24    Opinion of Regulatory Counsel..........................................      11

ARTICLE 4 CONDITIONS TO THE OBLIGATION OF THE COMPANY TO BORROW THE INITIAL LOAN...      12
    4.1     Representations and Warranties True....................................      12
    4.2     Compliance with this Agreement.........................................      12

                                TABLE OF CONTENTS
                                  (Continued)

                                                                                         Page
                                                                                         ----
    4.3     Issuance Permitted by Applicable Laws..................................      12
    4.4     Approval of the Company................................................      12
    4.5     Consents and Approvals.................................................      12

ARTICLE 5 CONDITIONS TO THE OBLIGATION OF THE FUND TO MAKE ADDITIONAL LOANS........      12
    5.1     Representations and Warranties True....................................      12
    5.2     No Default.............................................................      13
    5.3     Charter and By Laws of the Company.....................................      13
    5.4     Officer's Certificate..................................................      13
    5.5     No Material Adverse Change.............................................      13
    5.6     Market Conditions......................................................      13

ARTICLE 6 REPRESENTATIONS AND WARRANTIES OF THE COMPANY............................      14
    6.1     Corporate Existence and Power..........................................      14
    6.2     Corporate Authorization; No Contravention..............................      14
    6.3     Governmental Authorization; Third Party Consents.......................      14
    6.4     Binding Effect.........................................................      15
    6.5     No Legal Bar...........................................................      15
    6.6     Litigation.............................................................      15
    6.7     No Default or Breach...................................................      15
    6.8     Title to Properties....................................................      16
    6.9     Taxes..................................................................      16
    6.10    Financial Condition....................................................      16
    6.11    No Material Adverse Change.............................................      16
    6.12    Commission Documents...................................................      16
    6.13    Environmental Matters..................................................      17
    6.14    Investment Company.....................................................      17
    6.15    Subsidiaries...........................................................      17
    6.16    [Intentionally omitted.................................................      17
    6.17    Solvency...............................................................      17
    6.18    Private Offering.......................................................      17
    6.19    Broker's, Finder's or Similar Fees.....................................      17
    6.20    Full Disclosure........................................................      18
    6.21    Regulatory Compliance..................................................      18
    6.22    [Intentionally omitted.................................................      19
    6.23    [Intentionally omitted.................................................      19
    6.24    Trade Relations........................................................      19
    6.25    Material Contracts.....................................................      19
    6.26    Business Model and Cash Flow Forecast..................................      19
    6.27    No Undisclosed Financial Liabilities...................................      20
    6.28    Intellectual Property..................................................      20
    6.29    ERISA..................................................................      21

                                TABLE OF CONTENTS
                                  (Continued)

                                                                                         Page
                                                                                         ----
    6.30    Labor Relations........................................................      21
    6.31    Usury Laws.............................................................      22
    6.32    EBITDA Improvements....................................................      22
    6.33    Additional EBITDA Improvements.........................................      22
    6.34    Outstanding Borrowings.................................................      22

ARTICLE 7 REPRESENTATIONS AND WARRANTIES OF THE FUND...............................      22
    7.1     Existence and Power....................................................      22
    7.2     Authorization; No Contravention........................................      23
    7.3     Binding Effect.........................................................      23
    7.4     No Legal Bar...........................................................      23
    7.5     Purchase for Own Account...............................................      23
    7.6     Broker's, Finder's or Similar Fees.....................................      24
    7.7     Investment Knowledge...................................................      24

ARTICLE 8 INDEMNIFICATION..........................................................      24
    8.1     Indemnification by the Company.........................................      24
    8.2     Notification...........................................................      25

ARTICLE 9 AFFIRMATIVE COVENANTS....................................................      26
    9.1     Additional Parties to Subsidiaries' Guarantees.........................      26

ARTICLE 10 MISCELLANEOUS...........................................................      26
    10.1    Survival of Provisions.................................................      26
    10.2    Notices................................................................      26
    10.3    Confidentiality........................................................      27
    10.4    Successors and Assigns; No Third Party Beneficiaries...................      27
    10.5    Amendment and Waiver...................................................      28
    10.6    Counterparts...........................................................      28
    10.7    Headings...............................................................      28
    10.8    Determinations.........................................................      28
    10.9    Governing Law..........................................................      28
    10.10   Jurisdiction...........................................................      28
    10.11   WAIVER OF JURY TRIAL...................................................      29
    10.12   Severability...........................................................      29
    10.13   Rules of Construction..................................................      29
    10.14   Remedies...............................................................      29
    10.15   Entire Agreement.......................................................      29
    10.16   Attorneys' Fees........................................................      29
    10.17   Publicity..............................................................      29
    10.18   Expenses...............................................................      30
    10.19   No Strict Construction.................................................      30

                                TABLE OF CONTENTS
                                   (Continued)


EXHIBITS
Exhibit A         Form of Note
Exhibit B         Form of Subordination Agreement
Exhibit C         Form of Subsidiaries' Guarantee

                                                                  Execution Copy

================================================================================

                        STANDBY CREDIT FACILITY AGREEMENT

                                  by and among

                            Z-TEL TECHNOLOGIES, INC.

                                       and

                             THE 1818 FUND III, L.P.

                         --------------------------------

                              Dated August 24, 2004

                         --------------------------------

================================================================================

                                    EXHIBIT A

THIS NOTE HAS NOT BEEN REGISTERED, QUALIFIED, APPROVED OR DISAPPROVED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS AND NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY HAS PASSED ON OR ENDORSED THE MERITS OF THIS NOTE.

THIS NOTE IS SUBORDINATE TO THE INDEBTEDNESS EVIDENCED BY THAT CERTAIN LOAN AND SECURITY AGREEMENT, DATED APRIL 22, 2004 (THE "SENIOR LOAN AGREEMENT"), AMONG THE COMPANY, TEXTRON FINANCIAL CORPORATION AND THE OTHER SIGNATORIES THERETO, AS SUCH SENIOR LOAN AGREEMENT HAS BEEN AND HEREAFTER MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME. THE TERMS OF THE SUBORDINATION ARE MORE SPECIFICALLY DEFINED IN THAT CERTAIN SUBORDINATION AGREEMENT BY AND AMONG THE FUND, THE COMPANY, TEXTRON FINANCIAL CORPORATION AND THE OTHER SIGNATORIES THERETO. EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

                            Z-TEL TECHNOLOGIES, INC.

                        SENIOR UNSECURED PROMISSORY NOTE

Up to $15,000,000                                               August 24, 2004

            FOR VALUE RECEIVED, the undersigned, Z-TEL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), promises to pay on March 31, 2006 (as such date may be extended in accordance with Section 3, the "Maturity Date") to the order of THE 1818 FUND III, L.P. (the "Fund") or its assigns an amount (the "Full Repayment Amount") equal to the sum of (a) the principal amount of the Initial Loan on the date hereof of FIVE MILLION DOLLARS ($5,000,000) and the principal amount of any Additional Loan as shall be borrowed by the Company from time to time under the Credit Agreement (defined below) (such sum as reduced pursuant to Section 7, the "Principal Amount"), plus (b) all accrued and unpaid interest, plus (c) a premium in an amount equal to four and one-half percent (4.5%) of the Principal Amount of all loans advanced to the Company (such amount as reduced pursuant to Section 7, the "Premium Amount"). The Full Repayment Amount shall be paid in whole, but not in part, in cash by wire transfer of immediately available funds to an account designated in writing prior to the Maturity Date by the holder of this Note. The Company hereby authorizes the holder of this Note to endorse on Annex A hereto the amount of each Loan made to the Company under this Note and all reductions pursuant to Section 7, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding Principal Amount; provided, however, that the failure to make such notation with respect to any such Loan or reduction shall not limit or otherwise affect the obligations of the Company under the Credit Agreement or this Note.

            1. Standby Credit Facility Agreement. This Senior Unsecured Promissory Note (this "Note") is issued pursuant to the Standby Credit Facility Agreement, dated August __, 2004, by and between the Company and the Fund (the "Credit Agreement") and the holder of this Note is entitled to the benefits of this Note and the Credit Agreement and may enforce the agreements contained herein and therein and exercise the remedies provided hereby and thereby or that are otherwise available hereto or thereto.

            2. Interest. The Company promises to pay interest on the Principal Amount of this Note at the rate of 9.95% per annum. If the Maturity Date shall be extended pursuant to Section 3, the Company promises to pay interest on the Principal Amount of this Note, from and after April 1, 2006, at the rate of 8.95% per annum. Interest shall be payable as set forth below.

            The Company shall pay accrued interest quarterly in arrears on the last day of October, January, April and July and on the Maturity Date or, if any such date shall not be a Business Day, on the preceding Business Day to occur before such date (each date upon which interest shall be so payable, an "Interest Payment Date"). On each Interest Payment Date, the Company shall pay the total amount of interest due on such Interest Payment Date in cash by wire transfer of immediately available funds to an account designated in writing by the holder of this Note. Interest on this Note shall accrue daily from the date of issuance until repayment of the Principal Amount and payment of Premium Amount and of all accrued interest in full. Accrued interest shall be calculated from and including the first day of any period to but excluding the date of payment. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. Notwithstanding the foregoing provisions of this Section 2, but subject to applicable law, any overdue principal or Premium Amount of, and overdue interest on, this Note shall bear interest, payable on demand in immediately available funds, for each day from the date payment of principal, Premium Amount or interest was due to the date of actual payment, at the then current rate of interest plus 2.0% per annum, and, upon and during the continuance of an Event of Default, this Note shall bear interest, from the date of the occurrence of such Event of Default until such Event of Default is cured or waived, payable on demand in immediately available funds, at the then current rate of interest plus 2.0% per annum. Subject to applicable law, any interest that shall accrue on overdue interest on this Note as provided in the preceding sentence and shall not have been paid in full on or before the next Interest Payment Date to occur after the Interest Payment Date on which the overdue interest became due and payable shall itself be deemed to be overdue interest on this Note to which the preceding sentence shall apply. In no event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the holder of this Note has received interest hereunder in excess of the highest rate applicable hereto, such excess interest shall, at the

Company's option and to the extent permitted by law, (a) be applied as a credit against the outstanding principal balance hereof or accrued and unpaid interest hereon, (b) refunded to the Company or (c) any combination of the foregoing.

            3. Extension of Maturity Date. Subject to Sections 5 and 6, as applicable, the Company shall pay the holder of this Note the Full Repayment Amount on March 31, 2006; provided, however, that the Company may, at its option, extend the maturity date from March 31, 2006 to August 30, 2006 if the following conditions have been satisfied: (a) all reported trades in the Common Stock during the months of June 2005 and July 2005 are in excess of $5.00 per share (subject to equitable adjustment for any stock dividend, stock split, combination, reorganization, recapitalization or similar event involving a change in the Common Stock), (b) not more than forty-five (45) days and not less than thirty (30) days before the then effective Maturity Date the Company shall have requested of the holder of this Note in writing that the Maturity Date be extended pursuant to this Section 3 subject to the satisfaction of the conditions set forth herein and (c) on the then effective Maturity Date (i.e., March 31, 2006), the Company shall deliver to the holder of this Note a certificate to the effect that (i) the conditions set forth in clauses (a) and
(b) above have been satisfied, (ii) no default under this Note or the Credit Agreement nor any Event of Default exists on such date and (iii) no "event of default" exists under the Senior Loan Agreement.

            4. Use of Proceeds. The Company shall use the proceeds from the Initial Loan for general corporate purposes and the proceeds from each Additional Loan to pay for Capital Expenditures (and capitalized salaries relating thereto) relating substantially to the establishment of the Company's planned network.

            5.    Mandatory Redemption Upon a Note Change of Control.

                  5.1 Mandatory Redemption. In the event of any Note Change of Control of the Company, the Company shall pay to the holder of this Note an amount (the "Mandatory Redemption Amount") equal to the Full Repayment Amount as of the Mandatory Redemption Date. The Mandatory Redemption Amount shall be in whole, but not in part, in cash by wire transfer of immediately available funds to an account designated in writing prior to the Mandatory Redemption Date by the holder of this Note.

                  5.2 Notice. Notice of a Note Change of Control (the "Mandatory Redemption Notice") shall be delivered at least 10 Business Days prior to the occurrence of a Note Change of Control to the holder of this Note at such holder's address as it appears on the transfer books of the Company. The date of payment of the Mandatory Redemption Amount (the "Mandatory Redemption Date") shall be fixed by the Company in the Mandatory Redemption Notice and shall be on or prior to the consummation of the Note Change of Control.

                  5.3 Procedure for Mandatory Redemption. On the Mandatory Redemption Date the holder of this Note shall surrender this Note to the Company at the place designated by the Company. From and after the Mandatory Redemption Date (a) this Note shall no longer be deemed outstanding, (b) the right to receive interest on this Note shall cease to accrue, (c) all rights of the holder of this Note shall cease and terminate, excepting only the right to receive the Mandatory Redemption Amount therefor; provided, however, that if the Company shall default in the payment of the Mandatory Redemption Amount, this Note shall thereafter be deemed to be outstanding and the holder hereof shall have all of the rights provided in this Note until such time as such default shall no longer be continuing.

            6.    Optional Redemption at Election of Company.

                  6.1 Optional Redemption. The Company shall have the right, at any time at its sole option and election, to redeem this Note in whole, but not in part (the "Optional Redemption"), at a price (the "Optional Redemption Price") equal to the Full Repayment Amount as of the Optional Redemption Date. The Optional Redemption Price shall be paid in cash by wire transfer of immediately available funds to an account designated in writing prior to the Optional Redemption Date by the holder of this Note.

                  6.2 Notice. Notice of an Optional Redemption (the "Optional Redemption Notice") shall be delivered at least 10 Business Days prior to the date of payment of the Optional Redemption Price (the "Optional Redemption Date") to the holder of this Note at such holder's address as it appears on the transfer books of the Company. The Optional Redemption Date shall be fixed by the Company in the Optional Redemption Notice.

                  6.3 Procedure for Optional Redemption. On the Optional Redemption Date the holder of this Note shall surrender this Note to the Company at the place designated by the Company. From and after the Optional Redemption Date (a) this Note shall no longer be deemed outstanding, (b) the right to receive interest on this Note shall cease to accrue, (c) all rights of the holder of this Note shall cease and terminate, excepting only the right to receive the Optional Redemption Price therefor; provided, however, that if the Company shall default in the payment of the Optional Redemption Price, this Note shall thereafter be deemed to be outstanding and the holder hereof shall have all of the rights provided in this Note until such time as such default shall no longer be continuing.

            7. Pre-emptive Rights. If at any time the Company shall offer to sell any Securities to any Person (including, without limitation, the holders of the Company's preferred stock ("Preferred Stock") or Common Stock) (a "Securities Offering"), including, without limitation, in connection with a negotiated conversion or exchange of its Preferred Stock but excluding shares of Common Stock issued for the exercise of any Preferred Stock or options of the Company in accordance with their respective terms on the date of initial issuance, the holder of this Note shall have the right (in addition to any other rights of the holder of this Note, if any, as a holder of Preferred Stock, Common Stock or other Securities of the Company), at its option, to (a) purchase a number of any such offered Securities of the Company ("Offered Securities") up to the number of Offered Securities purchasable on the date of payment for such Offered Securities for an amount equal to the sum of (i) $15,675,000 plus (ii) the amount of any accrued and unpaid interest under this Note as of such date and (b) use this Note, up to the Full

Repayment Amount as of the date of payment for Offered Securities and in lieu of cash, to purchase any such Offered Securities. The right of the holder of this Note to purchase the Offered Securities under this Section 7 shall be conditioned upon (i) the receipt of all consents, exemptions, authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons necessary or required in connection with the purchase of the Offered Securities by the Fund and (ii) the receipt of the approval of the Company's stockholders to the extent required under the NASD rules. Any such purchase of Offered Securities shall be at the most favorable price and on the most favorable terms offered to any other Person. Upon the consummation of any purchase of Offered Securities by the holder of this Note in accordance with clause (b) of this Section 7, the Full Repayment Amount (beginning, first, with the Premium Amount, second, with any accrued and unpaid interest and, third, with the Principal Amount) of this Note shall be reduced dollar-for-dollar for any portion of the Full Repayment Amount used by the holder of this Note to purchase any such Offered Securities.

            8. Affirmative Covenants. In addition to the covenants and agreements contained in the Credit Agreement, the Company hereby covenants and agrees with the holder of this Note and its assigns as follows:

                  8.1 Financial Statements. The Company shall deliver to the holder of this Note within one hundred twenty (120) days following the close of each fiscal year, the Company's audited financial statements, certified by a recognized firm of certified public accountants acceptable to the holder of this Note as having been prepared in accordance with GAAP and as presenting fairly the financial condition of the Company as of the date thereof and for the period then ended (and including a management letter to the Company from such accountants, if prepared by such accountants at the Company's request, to be delivered not later than thirty (30) days thereafter). The Company shall deliver to the holder of this Note: (a) within forty-five (45) days following the close of each fiscal quarter, reasonably detailed quarterly financial statements (other than the last fiscal quarter of the fiscal year), including income statement, balance sheet, and statement of cash flow, prepared in accordance with GAAP (subject to the absence of notes and to annual audit adjustment), certified by the Chief Executive Officer or Chief Financial Officer or other authorized individual of the Company as presenting fairly the financial condition of the Company as of the date thereof and for the period then ended,
(b) at least thirty (30) days prior to the end of the Company's fiscal year an annual operating budget showing a projected income statement, balance sheet and cash flows as of each fiscal quarter's end for the forthcoming fiscal year, (c) within thirty (30) days of the end of each calendar month, reasonably detailed monthly financial statements, including income statement, balance sheet, and statement of cash flow, prepared in accordance with GAAP (subject to the absence of notes and to annual audit adjustment and to any other material deviations from GAAP expressly noted therein), certified by the Chief Executive Officer or Chief Financial Officer or other authorized individual of the Company as presenting fairly the financial condition of the Company as of the date thereof and for the period then ended, (d) daily online access to (i) cash balances,
(ii) cash receipts, (iii) cash disbursements, (iv) changes in borrowing levels under existing borrowings and (v) daily changes in line accounts by category and
(e) such other financial information as the holder of this Note shall reasonably request.

                  8.2 Books and Records. Each Company Group Member shall, and the Company shall cause each Company Group Member to, keep accurate and complete records of its assets, leases, agreements and other properties and shall, at reasonable times and upon reasonable notice, permit the holder of this Note to
(a) visit the its business locations at intervals to be determined by the holder of this Note; and (b) inspect, audit and make extracts from or copies of its books, records, journals, receipts, computer tapes and disks. The parties expressly acknowledge and agree that notice of twenty-four (24) hours or more shall be reasonable in the event the Company is not in default of any of its obligations under this Note, the Credit Agreement or the Senior Loan Agreement (collectively, the "Debt Obligations") at the time such inspection is requested, and that prior notice shall not be required in the event the Company is in default under any of the Note at the time any such inspection is requested. All Governmental Authorities are authorized to furnish the holder of this Note with copies of reports of examinations of any Company Group Member made by such Governmental Authorities.

                  8.3 Payments. The Company shall punctually pay the interest, the Principal Amount, the Premium Amount and any other payments or liabilities due under this Note in the manner specified in this Note.

                  8.4   Holder Approvals.

                        (a) If either (i) the EBITDA of the Company Group for the last completed fiscal quarter is less than $4,000,000 or (ii) the average daily unrestricted cash balances of the Company Group for the last completed fiscal quarter are less than $15,000,000, the Company shall not, and the Company shall cause each Company Group Member not to, make any Capital Expenditures in the next fiscal quarter if the amount of all Capital Expenditures in such fiscal quarter will exceed $1,000,000 unless the type and amount of any such Capital Expenditure (to the extent the Capital Expenditures exceed $1,000,000) is approved in advance by the holder of this Note. The Company shall deliver to the holder of this Note at least thirty (30) days prior to the end of each fiscal quarter a list in the form of Annex B hereto, which list shall be reasonably acceptable to and approved by the holder of this Note, of all projected Capital Expenditures for the next succeeding fiscal quarter. The Company will promptly deliver to the holder of this Note any material revisions to the Capital Expenditures list; provided, however that unless and until the holder approves any such revisions, the Company shall comply with this Section on the basis of the list previously delivered to and approved by the holder. Each Capital Expenditure made by the Company Group in any fiscal quarter shall be in material compliance with any Capital Expenditures list approved by the holder of this Note under this Section 8.4(a); provided that in no event shall the Capital Expenditures made by the Company Group in any fiscal quarter exceed the aggregate amount of Capital Expenditures projected to be made in such fiscal quarter as set forth on the Capital Expenditures list with respect to such fiscal quarter approved by the holder of this Note. The Company and the Fund hereby agree that the Capital Expenditures for the fiscal quarter ending on September 30, 2004 that are set forth on Schedule 3.21 to the Company Disclosure Letter are approved for purposes of this Section 8.4(a).

                        (b) If either (i) the EBITDA of the Company Group for the preceding four consecutive fiscal quarters is less than $20,000,000 or (ii) the average daily unrestricted cash balances of the Company Group for the preceding six months is less than $25,000,000, the Company shall consult with the holder of this Note, and provide the holder of this Note with such information as such holder shall reasonably request, prior to taking any action to implement any geographic or product expansions involving, individually or in the aggregate, a material increase in the Company's operating costs.

                  8.5 Notice of Event of Default. The Company shall promptly, upon the Company's acquiring knowledge thereof, give written notice to the holder of this Note of the occurrence of any Event of Default.

                  8.6 Compliance with Laws and Taxes. Each Company Group Member shall, and the Company shall cause each Company Group Member to, comply in all material respects with all Applicable Laws. Each Company Group Member shall, and the Company shall cause each Company Group Member to, deliver promptly to the holder of this Note, upon request, an executed copy of any document filed or submitted to any Governmental Authority pursuant to Applicable Laws, each copy certified by the Company to be a true and correct copy thereof. Each Company Group Member shall, and the Company shall cause each Company Group Member to, pay all real and personal property taxes, assessments and charges, and all franchise, income, unemployment, social security, withholding, sales and all other taxes assessed against it or its assets, at such times and in such manner so as to avoid any penalty from accruing against it or any other Company Group Member or any Lien from attaching to its assets or the assets of any other Company Group Member; provided, however, that no Company Group Member shall be required to pay any such tax, assessment, or charge so long as the validity thereof shall be actively contested in good faith by appropriate proceedings, the amount of such taxes, assessments or charges in dispute do not exceed the sum of $100,000 in the aggregate at any time, such Company Group Member shall have set aside on its books adequate reserves, which reserves shall be derived from sources other than directly from the Senior Lender or the holder of this Note, and the Company shall have reported the same pursuant to a certificate delivered to, and reviewed and approved by, the holder of this Note; but provided further that each Company Group Member shall, and the Company shall cause each Company Group Member to, pay any such tax, assessment, or charge forthwith upon the commencement of proceedings to foreclose any Lien securing the same. Each Company Group Member shall, and the Company shall cause each Company Group Member to, deliver promptly to the holder of this Note, upon request, receipted bills evidencing payment of such taxes and assessments.

                  8.7 Regulatory Approvals and Notices. The Company, with the cooperation of the holder of this Note, shall file, and shall cause each applicable Company Group Member to file, any and all: (a) applications required by any state public utility commission seeking approval for the provision of guarantee by any such Company Group Member that is a party to the Subsidiary Guaranty, within fourteen (14) Business Days of the date of this Note, and shall diligently seek, and shall cause each applicable Subsidiary to seek diligently, to obtain the approval of such applications; and

(b) notifications required by any state public utility commission with respect to the provision of the guaranties by any Subsidiary that is a party to the Subsidiary Guaranty, within fourteen (14) Business Days of the date of this Note.

                  8.8 Governmental Authorization; Stockholder Approval. The Company, with the cooperation of the holder of this Note, shall take all necessary actions required to obtain (a) any approval, consent, exemption, authorization, or other action by, or give any notice to, or make any filing with, any Governmental Authority or any other Person, and (b) any approval of the Company's stockholders that is required, in each case in connection with the Fund's purchase of Offered Securities pursuant to Section 7 hereof.

                  8.9 Further Assurances. Each Company Group Member shall promptly, and the Company shall cause each Company Group Member promptly to, execute and deliver upon request by the holder of this Note and at the Company's expense, such additional documents, instruments and agreements as the holder of this Note may reasonably determine to be necessary to (a) carry out the provisions of this Note and the Credit Agreement and the transactions and actions contemplated hereby and thereby and (b) to evidence the Company's obligations hereunder.

            9. Negative Covenants. In addition to any covenants and agreements contained in the Credit Agreement, for so long as this Note remains outstanding, the Company hereby covenants and agrees with the holder of this Note and its assigns as follows:

                  9.1 Indebtedness. No Company Group Member shall, and the Company shall cause each Company Group Member not to, directly or indirectly, create, incur, assume or suffer to exist any Indebtedness, except (a) Indebtedness under this Note, (b) Indebtedness under the Senior Loan Agreement and any refinancings, refundings, renewals or extensions thereof; provided, however, that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension in excess of an aggregate amount equal to $40,000,000, (c) Indebtedness in respect of capital leases and purchase money obligations for fixed or capital assets in an aggregate amount not to exceed $20,000,000, (d) accounts and taxes payable incurred in the ordinary course of business, (e) Indebtedness that (i) is fully subordinated to this Note pursuant to a subordination agreement satisfactory to the holder of this Note in its sole judgment and discretion and (ii) requires no principal repayment until at least six (6) months after August 30, 2006 and (f) Preferred Stock of the Company currently outstanding or amended with the approval of the holder of this Note.

                  9.2 Liens. No Company Group Member shall, and the Company shall cause each Company Group Member not to, directly or indirectly, create, incur, assume or suffer to exist, any Lien on any asset, lease, agreement or other property now owned or hereafter acquired by it (including, without limitation, any real property), except (a) Liens granted by the Company and its Subsidiaries in favor of the Senior Lender in connection with the Senior Loan Agreement as of the date hereof, (b) Liens for taxes not yet due; provided that adequate reserves with respect thereto are maintained on the books of the Company and/or its Subsidiaries in conformity with GAAP, (c) carriers', warehousemen's, landlords', mechanics', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business, provided such Liens are immediately discharged in the event that steps are instituted to enforce such Liens unless the underlying obligations are being contested in good faith by appropriate proceedings with adequate reserves therefor in accordance with GAAP, (d) Liens for capital leases and purchase money obligations permitted under Section 9.1(c) and (e) encumbrances consisting of zoning restrictions, easements, licenses or other restrictions on the use of real property; provided, however, that such items do not materially impair the use of such property for the purposes intended. Notwithstanding the foregoing, no Company Group Member shall, and the Company shall cause each Company Group Member not to, directly or indirectly, create, incur, assume or suffer to exist, any Lien on any capital stock or other equity interest or on any debt securities of the Company's Subsidiaries other than Liens in favor of the Senior Lender in accordance with the Senior Loan Agreement, the other loan documents related thereto and the Subordination Agreement.

                  9.3 Restricted Payments. No Company Group Member shall, and the Company shall cause each Company Group Member not to, directly or indirectly, declare or make, or incur any obligation (contingent or otherwise) to declare or make (a) any dividend payments or other distributions on the Company's capital stock, including, without limitation, the Common Stock and Preferred Stock, (b) any payment on account of the purchase, redemption, defeasance, sinking fund or other retirement of the Company's or any of its Subsidiaries' capital stock or any other payment or distribution made in respect thereof, either directly or indirectly, (c) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire capital stock of the Company or any of its Subsidiaries now or hereafter outstanding, (d) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any shares of the Company's or its Subsidiaries' capital stock or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission, (e) any payment, loan, contribution, or other transfer of funds or other property to any stockholder of the Company or any of its Subsidiaries other than payment of compensation in the ordinary course of business to stockholders who are employees of the Company or any of its respective Subsidiaries and (f) any payment of management fees (or other fees of a similar nature) by the Company or any of its Subsidiaries to any stockholder of the Company or any of its Subsidiaries or Affiliates; provided, however, that the foregoing shall not restrict dividends, rents, royalties and distributions by Subsidiaries of the Company paid to the Company.

                  9.4 Disposition of Assets. No Company Group Member shall, and the Company shall cause each Company Group Member not to, sell, consign, lease or remove from their respective business locations any of its assets except that, until the holder of this Note gives the Company notice to the contrary during the existence of any Event of Default, each Company Group Member may (a) sell Inventory in the ordinary course of its business (any sale or exchange of Inventory in satisfaction of indebtedness of any Company Group Member shall not be deemed a sale of Inventory in the ordinary course of business); (b) sell or dispose of obsolete assets which such Company Group

Member has determined, in good faith, not to be useful in the conduct of its business and which, in any fiscal year, do not have an aggregate fair market value in excess of $100,000; (c) sell or dispose of obsolete assets which such Company Group Member has determined, in good faith, not to be useful in the conduct of its business; and (d) sell or dispose of accounts in the course of collection in the ordinary course of business.

                  9.5 Investments. No Company Group Member shall, and the Company shall cause each Company Group Member not to, make any Investment other than Permitted Investments and securities received in exchange for Permitted Investments pursuant to bankruptcy or insolvency proceedings of the issuer of such Permitted Investments.

                  9.6 Mergers; Consolidations; Acquisitions. No Company Group Member shall, and the Company shall cause each Company Group Member not to, (a) merge or consolidate with any other Person, except that the Company or any other Company Group Member may merge or consolidate with another Person with the prior written consent of the holder of this Note, nor (b) acquire all or any substantial part of the properties and assets or Securities of any Person (other than from the Company or a Subsidiary), except that the Company or other Company Group Member may acquire such property of any other Person with the prior written consent of the holder of this Note.

                  9.7 Affiliate Transactions. No Company Group Member shall, and the Company shall cause each Company Group Member not to, enter into or be a party to any agreement or transaction with any Affiliate (including, without limitation, the transfer of any assets to any such Affiliate) except (a) in the ordinary course of such Company Group Member's business and upon fair and reasonable terms that are no less favorable to such Company Group Member, as the case may be, than such Person would obtain in a comparable arms'-length transaction with a Person not an Affiliate of the Company, and on terms consistent with the business relationship of such Company Group Member and such Affiliate prior to the date of this Note, if any, and fully disclosed to the holder of this Note, (b) transactions in the ordinary course of such Company Group Member's business for the provision or receipt of services of an administrative, support, or other similar nature and (c) transactions solely between the Company and its Subsidiaries or between two or more Subsidiaries.

                  9.8 Liquidation. Upon a liquidation, dissolution or winding-up of any Company Group Member, no Company Group Member shall, and the Company shall cause each Company Group Member not to, directly or indirectly, declare or make, or incur any obligation (contingent or otherwise) to declare or make, any distribution or other payment to any holder of the Company's capital stock, including, without limitation, the Common Stock and any Preferred Stock of the Company currently outstanding, until such time as the Full Repayment Amount is paid in full to the holder of this Note in accordance with the terms hereof.

                  9.9 No Inconsistent Agreements. No Company Group Member shall, and the Company shall cause each Company Group Member not to, enter into any loan or other agreement (other than the Subordination Agreement), or enter into any amendment or other modification to any currently existing agreement, which by its terms restricts or prohibits the ability of the Company to pay (a) the Full Repayment Amount in accordance with this Note when due, (b) interest in cash on this Note in accordance with Section 2 when due or (c) the Mandatory Redemption Amount in accordance with Section 5 when due.

            10. Events of Default. Any of the following shall constitute an "Event of Default":

                  10.1 Non-Payment. The Company fails to pay (a) when and as required to be paid herein, any amount of the Full Repayment Amount, the Mandatory Redemption Amount or the Optional Redemption Price, or (b) within five
(5) Business Days after the same becomes due, any interest accrued on this Note in accordance with Section 2; or

                  10.2 Certain Covenant Defaults. The Company fails to perform or observe any covenant or agreement contained in Sections 8.4 or 9; or

                  10.3 Other Defaults. The Company or any other Company Group Member fails to perform or observe any other covenant or agreement (not specified in Section 10.1 or 10.2 above) contained in this Note, the Credit Agreement or the Subsidiary Guaranty on the part of such Person to be performed or observed and such failure continues for 30 days after notice or knowledge thereof; or

                  10.4 Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Company in this Note, the Credit Agreement, any Borrowing Request or in any certificate or other document delivered pursuant hereto or thereto, shall be incorrect in any material respect when made or deemed made; or

                  10.5 Cross-Default; Cross Acceleration. The Company or any of its Subsidiaries (a) fails to make any payment when due after giving effect to all grace periods, whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise, in respect of any Indebtedness for borrowed money or guarantee (other than Indebtedness hereunder) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $1,000,000 or (b) after giving effect to all grace periods, fails to observe or perform any other agreement or condition relating to any such Indebtedness or guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such guarantee to become payable or cash collateral in respect thereof to be demanded; or

                  10.6 Insolvency Proceedings, Etc. The Company or any of its Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

                  10.7 Inability to Pay Debts; Attachment. (a) The Company or any of its Subsidiaries becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (b) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

                  10.8 Judgments. There is entered against the Company or any of its Subsidiaries (a) one or more final judgments or orders for the payment of money, or (b) one or more non-monetary final judgments, in each case, that have, or could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Condition of the Company, and, in either case to the extent not paid or otherwise covered by independent third-party insurance as to which the insurer does not dispute coverage; or

                  10.9  Invalidity of Note or Subsidiary Guaranty.

                        (a) This Note, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or satisfaction in full of all the Company's obligations hereunder, ceases to be in full force and effect; or the Company or any other Person contests in any manner the validity or enforceability of this Note other than satisfaction in full of all the Company's obligations hereunder; or the Company denies that it has any or further liability or obligation under this Note, or purports to revoke, terminate or rescind this Note other than satisfaction in full of all its obligations hereunder.

                        (b) The Subsidiary Guaranty, at any time after its execution and delivery and for any reason other than as expressly permitted thereunder or satisfaction in full of all the obligations thereunder, ceases to be in full force and effect; or the Company, any Subsidiary or any other Person contests in any manner the validity or enforceability of the Subsidiary Guaranty other than satisfaction in full of all the obligations thereunder; or any Subsidiary denies that it has any or further liability or obligation under the Subsidiary Guaranty, or purports to revoke, terminate or rescind the Subsidiary Guaranty other than satisfaction in full of all the obligations thereunder.

            11.   Remedies Upon Event of Default.

            If any Event of Default has occurred and is continuing, the holder of this Note may, upon written notice to the Company, except in the case of events described in Sections 10.6 and 10.7, in which case no notice shall be required:

                  (a) declare all or any portion of the Full Repayment Amount and all other amounts owing or payable hereunder immediately due and payable, in cash, all without presentment, demand, protest or further act or notice of any kind, all of which are expressly waived by the Company; and

                  (b) exercise any and all rights and remedies available to the holder of this Note under this Note, the Credit Agreement, at law or in equity;

provided, however, that upon the occurrence of an Event of Default specified in Sections 10.6 or 10.7, the Full Repayment Amount and all other amounts as aforesaid shall automatically become immediately due and payable, in cash, in each case without presentment, demand, protest or further act or notice of any kind, all of which are expressly waived by the Company. No course of dealing, forbearance, indulgence, failure or delay on the part of the holder of this Note in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default. No single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No notice to or demand upon the Company shall entitle the Company to other or further notice or demand in similar or other circumstances. The remedies provided for herein are cumulative and are not exclusive of any other remedies that may be available to the holder of this Note pursuant to agreement, at law, in equity or otherwise.

            12. Definitions. Capitalized terms not otherwise defined in this Note shall have the meanings ascribed to them in the Credit Agreement. As used in this Note, and unless the context requires a different meaning, the following terms have the meanings indicated:

            "Affiliate" has the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act; provided, that for purposes of this Note no holder hereof shall be deemed an Affiliate of the Company.

            "Applicable Laws" means all applicable provisions of constitutions, statutes, rules, regulations and orders of Governmental Authorities and orders and decrees of courts and arbitrators.

            "Bankruptcy Code" means Title 11, U.S. Code or any other federal, state or foreign law for the relief of debtors, as any such laws may be amended from time to time.

            "Business Day" means a day on which the commercial banks in New York City are open to conduct commercial banking business.

            "Capital Expenditures" means the aggregate of all expenditures made and liabilities incurred that, in accordance with GAAP, are required to be included in or reflected by the property, plant, equipment or similar fixed assets accounts other than capitalized salaries related thereto.

            "Capital Lease" means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

            "Common Stock" means the common stock, par value $0.01 per share, of the Company.

            "Company Group" means the Company and all of its Subsidiaries.

            "Company Group Member" means any of member of the Company Group.

            "Debtor Relief Laws" means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

            "EBITDA" means, for any period, the sum of the amounts for such period of (a) Net Income, (b) Interest Expense, (c) taxes imposed on or measured by income or excess profits (for such period and without regard to any prior periods), and (d) the amount of all depreciation and amortization allowances and other non-cash expenses of the Company and its Subsidiaries.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect from time to time.

            "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

            "Governmental Authority" means the government of any nation, state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

            "Indebtedness" means, as to any Person, all obligations, contingent and otherwise, which in accordance with GAAP should be classified upon such Person's balance sheet as liabilities, but in any event including, without limitation, liabilities secured by Lien, existing on property owned or acquired by such Person whether or not the liability secured thereby shall have been assumed, letters of credit open for account, obligations under acceptance facilities, capitalized lease obligations and all obligations on account of guaranties, endorsements, all capital stock issued by such Person subject to mandatory redemption or subject to repurchase at the option of the holder and any other contingent obligations in respect of the Indebtedness of others whether or not reflected on such balance sheet or in a footnote thereto. The amount of any Indebtedness shall be deemed to be an amount equal to the stated or determinable amount of such Indebtedness or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof.

            "Interest Expense" means for any period as determined in conformity with GAAP, total interest expense, whether paid or accrued or due (including without limitation, in respect of the Debt Obligations and subordinated debt, if any) and payable, including without limitation, the interest component of Capital Lease obligations for such period, all bank fees, and net costs under interest rate contracts.

            "Internal Revenue Code" means the Internal Revenue Code of 1986, as in effect from time to time.

            "Inventory" has the same meaning given to it in the UCC.

            "Investment" means, with respect to any Person: (a) the acquisition or ownership by such Person of any share of capital stock, evidence of Indebtedness (which shall not include funds on deposit in demand deposit accounts) or other Security issued by any other Person, other than stock or other Securities received in settlement or replacement in bankruptcy of a debt that was created in the ordinary course of business, (b) any loan, advance or extension of credit to, or contribution to the capital of, any other Person, excluding advances to employees in the ordinary course of business for business expenses, (c) the obligations of any other Person that are guaranteed by such Person, (d) any other investment in any other Person, and (e) any commitment or option to make any of the investments listed in clauses (a) through (d) above.

            "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, claim, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing), in each case to secure any liability.

            "NASD" means, the National Association of Securities Dealers.

            "Net Income" means, as applied to any Person, the net income (or net loss) of such Person for the period in question after giving effect to deduction of or provision for all operating expenses, all taxes and reserves (including reserves for deferred taxes) and all other proper deductions, all determined in accordance with GAAP, provided that there shall be excluded: (a) the net income (or net loss) of any Person accrued prior to the date it becomes a Subsidiary of, or is merged into or consolidated with, the Person whose Net Income is being determined or a Subsidiary of such Person, (b) the net income (or net loss) of any Person in which the Person whose Net Income is being determined or any Subsidiary of such Person has an ownership interest, except, in the case of net income, to the extent that any such income has actually been received by such Person or such Subsidiary in the form of cash dividends or similar distributions, (c) any restoration of any contingency reserve, except to the extent that provision for such reserve was made out of income during such period, (d) any net gains or losses on the sale or other disposition, not in the ordinary course of business, of Investments, business units and other capital assets, provided that there shall also be excluded any related charges for taxes thereon, (e) any net gain arising from the collection of the proceeds of any insurance policy, (f) any write-up of any asset, and (g) any other extraordinary item.

            "Note Change of Control" of the Company shall mean such times as:

                  (i) Any Person or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) other than the Fund is or becomes the beneficial owner, directly or indirectly, of outstanding shares of stock of the Company entitling such Person or Persons to exercise 50% or more of the total votes entitled to be cast at a regular or special meeting, or by action by written consent, of shareholders of the Company (the term "beneficial owner" shall be determined in accordance with Rule 13d-3, promulgated by the Commission under the Exchange Act);

                  (ii) A majority of the Board of Directors of the Company shall consist of Persons other than Continuing Directors. The term "Continuing Director" shall mean any member of the Board of Directors on the date of this Note and any other member of the Board of Directors who shall be recommended or elected to succeed or become a Continuing Director by a majority of Continuing Directors who are then members of the Board of Directors.

                  (iii) The stockholders of the Company shall have approved a recapitalization, reorganization, merger, consolidation or similar transaction, in each case with respect to which all or substantially all the Persons who were the respective beneficial owners, directly or indirectly, of the outstanding shares of capital stock of the Company immediately prior to such recapitalization, reorganization, merger, consolidation or similar transaction, will own less than 50% of the combined voting power of the then outstanding shares of capital stock of the Company resulting from such recapitalization, reorganization, merger, consolidation or similar transaction.

                  (iv) The stockholders of the Company shall have approved of the sale or other disposition of all or substantially all the assets of the Company in one transaction or in a series of related transactions;

                  (v) Any transaction occurs, the result of which is that the Common Stock does not continue to be registered under Section 12 of the Exchange Act and that the holders of Common Stock do not receive common stock of the Person surviving such transaction that is registered under Section 12 of the Exchange Act; or

                  (vi) (1) Immediately after any merger, consolidation, recapitalization or similar transaction, D. Gregory Smith or a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) shall be the beneficial owners, directly or indirectly, of outstanding shares of capital stock of the Company (or any Person surviving such transaction) entitling them collectively to exercise 50% or more of the total voting power of shares of capital stock of the Company (or the surviving Person in such transaction) and (2) in connection with or as a result of such transaction, the Company (or such surviving Person) shall have incurred or issued additional indebtedness such that the total indebtedness so incurred or issued equals at least 50% of the consideration payable in such transaction.

            "Permitted Investments" means Investments of the Company in: (a) negotiable certificates of deposit or time deposits issued by a state bank or by any United States bank or trust company having capital, surplus and undivided profits in excess of $1,000,000; (b) any direct obligation of the United States of America or any agency or instrumentality thereof which has a remaining maturity at the time of purchase of not more than one year and repurchase agreements relating to the same; (c) other than in the ordinary course of the Company's business, advances or extensions of credit made by the Company not to exceed $100,000 in the aggregate outstanding at any time; (d) Investments in existing Subsidiaries described on Schedule 1 hereto, and (e) Investments in new Subsidiaries which become parties to the Subsidiary Guaranty.

            "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) or such entity.

            "Plan" means any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Company or any of its Affiliates is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

            "Security" has the same meaning given to it in Section 2(1) of the Securities Act.

            "Senior Lender" means Textron Financial Corporation, as lender under the Senior Loan Agreement.

            "Senior Loan Agreement" means the Loan and Security Agreement, dated April 22, 2004, among the Company, the Senior Lender and the other signatories thereto (as amended, supplemented or otherwise modified from time to time).

            "Subordination Agreement" means the Subordination Agreement, dated August [__], 2004, among the Company, the Fund, the Senior Lender and the other signatories thereto (as amended, supplemented or otherwise modified from time to time).

            "Subsidiary" means, (a) when used to determine the relationship of a Person to another Person, a Person of which an aggregate of fifty percent (50%) or more of the stock of any class or classes or fifty percent (50%) of more of other ownership interests is owned of record or beneficially by such other Person, or by one or more Subsidiaries of such other Person, or by such other Person and one or more Subsidiaries of such Person, (i) if the holders of such stock, or other ownership interests, (A) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or other individuals performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency, or (B) are entitled, as such holders, to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, whether or not the right so to vote exists by reason of the happening of a contingency, or (ii) in the case of such other ownership interests, if such ownership interests constitute a majority voting interest, and (b) when used with respect to a Plan, ERISA or a provision of the Internal Revenue Code pertaining to employee benefit plans, any other corporation, trade or business (whether or not incorporated) which is under common control with Company and is treated as a single employer with Company under Section 414(b) or (c) of the Internal Revenue Code and the regulations thereunder.

            "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

            13. Exchange of Note; Assignment. At the option of the holder of this Note, this Note may be exchanged for other Notes identical to this Note which collectively have an aggregate principal amount equal to the Full Repayment Amount on the date of such exchange, upon surrender of this Note at the principal office of the Company. This Note and any other Notes for which this Note is exchanged may be assigned by the holder thereof without the consent of the Company.

            14. Amendment. Amendments, modifications and waivers of the terms of this Note and all other Notes for which this Note is exchanged may be made only upon the prior written consent of the Company and the holders of Notes representing at least 75% of the aggregate principal amount of all such Notes. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon.

            15. Waivers by the Company. The Company hereby waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note and agrees to remain bound for the payment of principal, interest and all other sums due under this Note notwithstanding any change or changes by way of release, surrender, exchange, modification or substitution of any security for this Note or by way of any extension or extensions of time for the payment of principal, interest or any other sum due hereunder.

            16. Unconditional Obligations. The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever.

            17. Expenses. On the date hereof, the Company shall reimburse the Fund for its out-of-pocket expenses and the fees, disbursements and other charges of its counsel and any consultants incurred in connection with this Note and the transactions contemplated hereby. If the holder of this Note shall institute any action to enforce this Note or to collect of any portion of the Full Repayment Amount, there shall be immediately due and payable from the Company, in addition to the then unpaid portion of the Full Repayment Amount, all reasonable costs and expenses incurred by the holder of this Note in connection therewith, including reasonable attorneys' fees and disbursements.

            18. Headings. The headings contained in this Note are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Note.

            19. Rules of Construction. Unless the context otherwise requires, "or" is not exclusive, and references to sections or subsections refer to sections or subsections of this Note.

            20. Severability. Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            21. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD FOR CHOICE OF LAW OR CONFLICT OF LAWS PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

            22.   Jurisdiction.

                  (a) Any action or proceeding against the Company relating in any way to this Note may be brought and enforced in the courts of the State of New York or of the United States for the Southern District of New York, and the Company, on behalf of itself and its Subsidiaries, irrevocably consents to the jurisdiction of each such court in respect of any such action or proceeding. The Company, on behalf of itself and its Subsidiaries, and the holder of this Note each irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to such Person at the address for such Person set forth in Section 10.2 of the Credit Agreement or such other address such Person shall notify the other in writing. The foregoing shall not limit the right of the holder of this Note or the Company to serve process in any other manner permitted by law or to bring any action or proceeding, or to obtain execution of any judgment, in any other jurisdiction.

                  (b) The Company, on behalf of itself and its Subsidiaries, hereby irrevocably waives any objection that it or its Subsidiaries may now or hereafter have to the laying of venue of any action or proceeding arising under or relating to this Note in any court located in the Borough of Manhattan, City and State of New York, or located in any other jurisdiction chosen by the holder of this Note in accordance with clause (a) of this Section. Each of the Company, on behalf of itself and its Subsidiaries, and the holder of this Note hereby irrevocably waives any claim that a court located in the Borough of Manhattan, City and State of New York is not a convenient forum for any such action or proceeding.

                  (c) The Company, on behalf of itself and its Subsidiaries, hereby irrevocably waives, to the fullest extent permitted by applicable United States federal and state law, all immunity from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it or its Subsidiaries might otherwise be entitled in any action or proceeding relating in any way to this Note in the courts of the State of New York, of the United States or of any other country or jurisdiction, and hereby waives any right it or its Subsidiaries might otherwise have to raise or claim or cause to be pleaded any such immunity at or in respect of any such action or proceeding.

            23. WAIVER OF JURY TRIAL. THE COMPANY, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES, AND THE HOLDER OF THIS NOTE HEREBY IRREVOCABLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION BASED UPON, OR ARISING OUT OF THIS NOTE.

                     [Signature page follows on next page.]

            IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered by its proper and duly authorized officer as of the date first above written.

                                        Z-TEL TECHNOLOGIES, INC.

                                        By:______________________________
                                           Name: Horace J. Davis, III
                                           Title: Chief Financial Officer

Senior Unsecured Promissory Note of Z-Tel Technologies, Inc.

                                   ANNEX A TO
                        SENIOR UNSECURED PROMISSORY NOTE

                    SCHEDULE OF LOANS AND PRINCIPAL PAYMENTS

   DATE LOAN MADE OR               AMOUNT OF LOAN        AMOUNT OF PRINCIPAL REDUCED        PRINCIPAL AMOUNT
REDUCED UNDER SECTION 7                MADE                   UNDER SECTION 7                  OF NOTE
-----------------------          -----------------       ----------------------------      ------------------
-----------------                ----------------            -----------------             -----------------
-----------------                ----------------            -----------------             -----------------
-----------------                ----------------            -----------------             -----------------
-----------------                ----------------            -----------------             -----------------
-----------------                ----------------            -----------------             -----------------
-----------------                ----------------            -----------------             -----------------
-----------------                ----------------            -----------------             -----------------
-----------------                ----------------            -----------------             -----------------
-----------------                ----------------            -----------------             -----------------
-----------------                ----------------            -----------------             -----------------
-----------------                ----------------            -----------------             -----------------
-----------------                ----------------            -----------------             -----------------
-----------------                ----------------            -----------------             -----------------
-----------------                ----------------            -----------------             -----------------
-----------------                ----------------            -----------------             -----------------
-----------------                ----------------            -----------------             -----------------

                                   ANNEX B TO
                        SENIOR UNSECURED PROMISSORY NOTE

                      FORM OF LIST OF CAPITAL EXPENDITURES
                          FOR QUARTERLY HOLDER APPROVAL

                                 [See attached.]

                                  SCHEDULE 1 TO
                        SENIOR UNSECURED PROMISSORY NOTE

                      INVESTMENTS IN EXISTING SUBSIDIARIES

          Direct and Indirect                                                    Direct or Indirect
             Subsidiaries                         State of Organization         Ownership Percentage
---------------------------------------           ---------------------         ---------------------
Z-Tel Communications, Inc.                              Delaware                      100%
Z-Tel Network Services, Inc.                            Delaware                      100%
Z-Tel Holdings, Inc.                                    Florida                       100%
Z-Tel Communications of Virginia, Inc.                  Virginia                      100%
Z-Tel Business Networks, Inc.                           Delaware                      100%
Z-Tel, Inc.                                             Nevada                        100%
Z-Tel Investments, Inc.                                 Delaware                      100%
Touch 1 Communications, Inc.                            Alabama                       100%
DirecTEL, Inc.                                          Alabama                       100%
directConnect                                           Alabama                       100%
Z-Tel Consumer Services LLC                             Alabama                       100%

                                    EXHIBIT B

                             SUBORDINATION AGREEMENT

      This Subordination Agreement ("Agreement") is made and entered into this 24th day of August, 2004 among THE 1818 FUND III, L.P. ("Junior Creditor"), Z-TEL COMMUNICATIONS, INC.; Z-TEL TECHNOLOGIES, INC. (the "Company"); Z-TEL, INC.; Z-TEL BUSINESS NETWORKS, INC.; Z-TEL NETWORK SERVICES, INC.; Z-TEL HOLDINGS, INC.; Z-TEL COMMUNICATIONS OF VIRGINIA, INC.; Z-TEL INVESTMENTS, INC.; TOUCH-1 COMMUNICATIONS, INC.; DirecTEL, INC.; direcCONNECT, INC.; and Z-TEL CONSUMER SERVICES, LLC (the Company and its subsidiaries are hereinafter individually and/or collectively referred to as "Debtor"), and TEXTRON FINANCIAL CORPORATION ("Senior Creditor").

                                   WITNESSETH:

      WHEREAS, Debtor is now and may from time to time be indebted to Junior Creditor;

      WHEREAS, Debtor desires to obtain loans, extensions of credit or other financial accommodations from Senior Creditor; and

      WHEREAS, Senior Creditor is unwilling to provide such financial accommodations to Debtor unless Junior Creditor and Debtor enter into this Agreement with Senior Creditor.

      NOW, THEREFORE, in consideration of the mutual covenants herein and for other valuable consideration and to induce Senior Creditor to provide financial accommodations to or for the benefit of Debtor, the parties hereto, intending to be legally bound hereby, do agree as follows:

      1. DEFINITIONS. All terms used in this Agreement that are defined in the UCC shall have the meanings ascribed thereto in the UCC unless otherwise expressly defined herein. As used in this Agreement, the following terms shall have the meanings respectively set forth after each such term:

      "BANKRUPTCY CODE" shall mean Chapter 11 of Title 11 of the United States Code, as amended from time to time and any successor statute and all rules and regulations promulgated thereunder.

      "CLOSING COSTS" shall mean any fees, costs and expenses payable to Junior Creditor under the Junior Creditor Documents on or about the date of closing of the transactions contemplated by the Standby Credit Facility Agreement.

      "COMMON STOCK" shall mean any of the common stock, par value $0.01, per share of the Company issued or issuable pursuant to (i) the conversion of the Preferred Stock, (ii) the exercise of the Warrant, (iii) the conversion or exchange of the Junior Creditor Indebtedness, or (iv) the exercise or conversion of any present or future equity interest now existing or hereinafter held by Junior Creditor.

      "DISTRIBUTION" shall mean, with respect to the Junior Creditor Indebtedness, any payment, prepayment, redemption, purchase or other distribution by or on behalf of Debtor or any guarantor of the Junior Creditor Indebtedness of cash, securities or other property, by set-off or otherwise, on account of such Junior Creditor Indebtedness, other than (i) the issuance of Reorganization Subordinated Securities (to the extent permitted by Section 3 hereof) or (ii) the Preferred Stock or the Common Stock issued upon the conversion or exchange of Junior Creditor Indebtedness or upon conversion of the Preferred Stock.

      "ENFORCEMENT ACTION" shall mean to take any action or otherwise commence the exercise of remedies against Debtor, including, without limitation, judicial or non-judicial foreclosure, notification to Debtor's account debtors, the seeking of the appointment of a receiver for any portion of Debtor's property assets or otherwise, or to take possession of any of the Senior Creditor Collateral.

      "JUNIOR CREDITOR COSTS AND EXPENSES" shall mean all reasonable out-of-pocket costs and expenses, including reasonable attorney's fees, payable by the Company to Junior Creditor pursuant to the terms of the Junior Creditor Documents as in effect on the date of this Agreement or as modified in accordance with the terms of this Agreement.

      "JUNIOR CREDITOR DOCUMENTS" shall mean the Subordinated Note, the Standby Credit Facility Agreement (to the extent relating solely to the Subordinated Note, the Subordinated Guarantee any and all present and future agreements, documents and/or instruments evidencing, documenting, securing or otherwise relating to any or all of the indebtedness evidenced by the Subordinated Note, all as the same may from time to time be amended, modified, extended, renewed or restated in accordance with the terms of this Agreement (for the avoidance of doubt, the "Junior Creditor Documents" shall not include the Registration Rights Agreement, the Warrant, the Letter Agreement or any other agreement, documents and/or instruments evidencing, documenting or otherwise relating to any present or future equity interest now existing or hereinafter held by Junior Creditor).

      "JUNIOR CREDITOR INDEBTEDNESS" shall mean all monetary obligations, liabilities and indebtedness of every nature of the Company from time to time owed to Junior Creditor evidenced by or incurred pursuant to the Junior Creditor Documents, including, without limitation, the principal amount of the Subordinated Note), all accrued and unpaid interest thereon and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable under the Junior Creditor Indebtedness, whether before or after the filing of a Proceeding under the Bankruptcy Code, including any interest accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest is an allowed claim. For purposes hereof, Junior Creditor Indebtedness shall not include Closing Costs.

         "JUNIOR CREDITOR INDEBTEDNESS DEFAULT" shall mean a default in the payment of all or any portion of the Junior Creditor Indebtedness or in the performance of any term, covenant or condition contained in the Junior Indebtedness Documents or any other occurrence permitting Junior Creditor to accelerate the payment of or cause the redemption of all or any portion of the Junior Creditor Indebtedness.

      "JUNIOR CREDITOR INDEBTEDNESS DEFAULT NOTICE" shall mean a written notice from Junior Creditor or the Company to Senior Creditor pursuant to which Senior Creditor is notified of the occurrence of a Junior Creditor Indebtedness Default, which notice incorporates a reasonably detailed description of such Junior Creditor Indebtedness Default.

      "LETTER AGREEMENT" shall mean that letter agreement dated the date hereof from the Fund to the Company relating to the Fund's agreement in principle to have the Subordinated Note paid in Common Stock or Preferred Stock under the terms and conditions set forth therein.

      "PAYMENT BLOCKAGE" shall have the meaning assigned to such term in Section 4(a) hereof.

      "PERMITTED JUNIOR CREDITOR INDEBTEDNESS PAYMENTS" shall mean (i) the payment of any Junior Creditor Costs and Expenses, (ii) regularly scheduled payments of interest, on the Junior Creditor Indebtedness due at the rates and payable on a non-accelerated basis in accordance with the terms set forth in the Junior Creditor Documents and (iii) to the extent not paid as a result of a Payment Blockage, at any time following the expiration of such Payment Blockage, the payment of all accrued, but unpaid, interest on the Junior Creditor Indebtedness at the rates and payable on a non-accelerated basis in accordance with the terms set forth in the Junior Creditor Documents, including, without limitation, at any applicable default rate.

      "PREFERRED STOCK" shall mean any shares of preferred stock of the Company.

      "PERSON" shall mean any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

      "PROCEEDING" shall mean any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person.

      "REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement, dated November 13, 2000, among the Company and Junior Creditor executed in connection with the issuance of the Company's 8% Convertible Preferred Stock, Series E, as amended, supplemented or otherwise modified from time to time.

      "REORGANIZATION SUBORDINATED SECURITIES" shall mean any debt or equity securities of the Company or any other Person that are distributed to Junior Creditor in respect of the Junior Creditor Indebtedness pursuant to a confirmed plan of reorganization or adjustment and that (a) are subordinated in right of payment to the Senior Creditor Indebtedness (or any debt or equity securities issued in substitution of all or any portion of the Senior Creditor Indebtedness) to at least the same extent as the Junior Creditor Indebtedness is subordinated to the Senior Creditor Indebtedness and (b) do not have the benefit of any obligation of any Person (whether as issuer, guarantor or otherwise) unless the Senior Creditor Indebtedness has at least the same benefit of the obligation of such Person.

      "SENIOR COVENANT DEFAULT" shall mean any "Event of Default" that has occurred and is continuing under the Senior Creditor Indebtedness Documents (other than a Senior Payment Default) beyond any applicable grace or cure period.

      "SENIOR CREDITOR COLLATERAL" shall mean all of the property and assets of Debtor described on EXHIBIT A attached hereto and incorporated herein by reference and all cash and non-cash proceeds thereof.

      "SENIOR CREDITOR DOCUMENTS" shall mean that certain (a) Loan and Security Agreement among Senior Creditor and Debtor, dated as of April 22, 2004 (the "Senior Loan Agreement"), and (b) any and all present and future agreements, documents and/or instruments evidencing, documenting, securing or otherwise relating to any or all of the Senior Creditor Indebtedness, all as the same may from time to time be amended, modified, extended, supplemented, renewed or restated in accordance with the terms of this Agreement.

      "SENIOR CREDITOR INDEBTEDNESS" shall mean all monetary obligations, liabilities and indebtedness of every nature of Debtor from time to time owed to Senior Creditor under the Senior Creditor Documents (but subject to the limitations contained herein and in Section 19 hereof), including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable under the Senior Indebtedness Documents, whether before or after the filing of a Proceeding under the Bankruptcy Code together with (a) any amendments, modifications, renewals or extensions thereof to the extent not prohibited by the terms of this Agreement and (b) any interest accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest is an allowed claim; provided, however, that in no event shall the aggregate principal amount of the Senior Indebtedness exceed $40,000,000. Senior Indebtedness shall be considered to be outstanding whenever any loan commitment under the Senior Creditor Documents is outstanding.

      "SENIOR DEFAULT" shall mean any Senior Payment Default or Senior Covenant Default.

      "SENIOR DEFAULT NOTICE" shall mean a written notice from Senior Creditor to the Junior Creditor pursuant to which Junior Creditor is notified of the occurrence of a Senior Covenant Default, which notice incorporates a reasonably detailed description of such Senior Covenant Default.

      "SENIOR PAYMENT DEFAULT" shall mean any "Event of Default" that has occurred and is continuing under the Senior Indebtedness Documents resulting from the failure of Debtor to pay when due (following any applicable grace or cure period) any principal, fees payable to Senior Creditor under the Senior Indebtedness Documents, or interest under the Senior Creditor Indebtedness Documents including, without limitation, any default in the payment of Senior Indebtedness after the acceleration thereof (unless such acceleration has otherwise been rescinded).

      "STANDBY CREDIT FACILITY AGREEMENT" shall mean the Standby Credit Facility Agreement, dated August __, 2004, by and between the Company and Junior Creditor as amended, supplemented or otherwise modified from time to time in accordance with this Agreement.

      "SUBORDINATED GUARANTEE" shall mean the Subordinated Subsidiaries' Guarantee, dated August __, 2004, by and among Junior Creditor and the other signatories thereto.

      "SUBORDINATED NOTE" means that certain Senior Unsecured Note made by Debtor to the order of Junior Creditor in the principal amount of up to $15,000,000.00, a true and correct copy of which is annexed hereto as EXHIBIT B and made a part hereof.

      "UCC" shall mean the Uniform Commercial Code, as in effect from time to time in the State of Rhode Island.

      "WARRANT" shall mean the warrants to purchase shares of Common Stock, that may be issued to the Fund pursuant to the Letter Agreement as amended, supplemented or otherwise modified from time to time.

      2. SUBORDINATION. Junior Creditor covenants and agrees that the payment of any and all of the Junior Creditor Indebtedness shall be subordinate and subject in right and time of payment, to the extent and in the manner hereinafter set forth, to the prior indefeasible payment in full in cash of all Senior Creditor Indebtedness; provided that Debtor shall be permitted to make, and the Junior Creditor shall be entitled to receive, all Closing Costs, and subject to the provisions of Sections 3 and 4 hereof, any other Permitted Junior Creditor Indebtedness Payments. The Subordinated Note shall at all times bear a conspicuous legend that the Junior Creditor Indebtedness evidenced thereby is subordinated to the Senior Creditor Indebtedness pursuant to this Agreement. Debtor's and Junior Creditor's books shall be marked to evidence the subordination of all of the Junior Creditor Indebtedness to Senior Creditor. Senior Creditor is authorized to examine such books from time to time and to make any notations required by this Agreement. The provisions of this Section 2 shall remain effective and binding upon Junior Creditor, to the full extent of the Senior Creditor Indebtedness, even if any of the Senior Creditor Indebtedness is avoided, equitably subordinated or nullified in any Proceeding. For the avoidance of doubt, nothing in this Agreement shall prohibit or prevent the payment, distribution or issuance to Junior Creditor of (i) Reorganization Subordinated Securities or (ii) Preferred Stock or Common Stock upon the conversion or exchange of Junior Creditor Indebtedness or upon the conversion of the Preferred Stock.

      3. LIQUIDATION, DISSOLUTION, BANKRUPTCY. In the event of any Proceeding involving Debtor:

            (a) All Senior Creditor Indebtedness shall first be fully, finally and indefeasibly paid in cash and all commitments to lend under the Senior Creditor Documents shall be terminated before any Distribution, whether in cash, securities or other property, shall be made to Junior Creditor on account of any Junior Creditor Indebtedness.

            (b) Any Distribution, whether in cash, securities or other property which would otherwise, but for the terms hereof, be payable or deliverable in respect of the Junior Creditor Indebtedness shall be paid or delivered directly to Senior Creditor (to be held and/or applied by Senior Creditor in accordance with the terms of the Senior Creditor Documents) until all Senior Creditor Indebtedness is fully, finally and indefeasibly paid and all commitments to lend under the Senior Creditor Documents shall have been terminated. Junior Creditor irrevocably authorizes, empowers and directs any debtor, debtor in possession, receiver, trustee, liquidator, custodian, conservator or other Person having authority, to pay or otherwise deliver all such Distributions to Senior Creditor. Junior Creditor also irrevocably authorizes and empowers Senior Creditor, in the name of Junior Creditor, to demand, sue for, collect and receive any and all such Distributions.

            (c) Junior Creditor agrees not to initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of the Senior Creditor Indebtedness or any liens and security interests securing the Senior Creditor Indebtedness.

      4.    JUNIOR CREDITOR INDEBTEDNESS PAYMENT RESTRICTIONS.

            (a) Notwithstanding the terms of the Junior Creditor Documents, Debtor hereby agrees that it may not make, and Junior Creditor hereby agrees that it will not accept, any Distribution with respect to the Junior Creditor Indebtedness until the Senior Creditor Indebtedness is fully, finally and indefeasibly paid in cash in full and all commitments to lend under the Senior Creditor Documents have terminated other than Permitted Junior Creditor Indebtedness Payments; provided, however, that Debtor and Junior Creditor further agree that no Permitted Junior Creditor Indebtedness Payment (other than the payment of any Closing Costs) may be made by Debtor or accepted by Junior Creditor if, at the time of such payment (each a "Payment Blockage"):

                  (i) a Senior Payment Default exists and such Senior Payment Default shall not have been cured or waived; or

                  (ii) subject to paragraph (d) of this Section 4, (A) the Company and Junior Creditor shall have received a Senior Default Notice from Senior Creditor stating that a Senior Covenant Default exists, (B) each such Senior Covenant Default shall not have been cured or waived and
      (C) 180 days shall not have elapsed since the date such Senior Default Notice was received.

            (b) Debtor may resume Permitted Junior Creditor Indebtedness Payments (and may make any Permitted Junior Creditor Indebtedness Payments missed due to the application of paragraph (a) of this Section 4) in respect of the Junior Creditor Indebtedness or any judgment with respect thereto:

                  (i) in the case of a Senior Payment Default referred to in clause (i) of paragraph (a) this Section 4, upon a cure or waiver thereof; or

                  (ii) in the case of a Senior Covenant Default referred to in clause (ii) of paragraph (a) of this Section 4, upon the earlier to occur of (A) the cure or waiver of all such Senior Covenant Defaults or (B) the expiration of such period of 180 days.

            (c) No Senior Default shall be deemed to have been waived for purposes of this Section 4 unless and until the Company shall have received a written waiver from Senior Creditor.

            (d) Notwithstanding any provision of this Section 4 to the contrary:

                  (i) clause (ii) of paragraph (a) of this Section 4 shall not prohibit Debtor from making, nor shall it prohibit Junior Creditor from receiving, Permitted Junior Creditor Indebtedness Payments for more than an aggregate of 180 days within any period of 365 consecutive days and not more than two quarterly interest payments with respect to the Junior Creditor Indebtedness may be deferred under clause (ii) of paragraph (a) of this Section 4 within any period of 365 consecutive days;

                  (ii) no Senior Covenant Default which the Senior Creditor knows exists on the date any Senior Default Notice is given pursuant to clause (ii) of paragraph (a) of this Section 4 shall, unless the same shall have ceased to exist for a period of at least 90 consecutive days, be used as a basis for any subsequent such notice;

                  (iii) the failure of Debtor to make any Distribution with respect to the Junior Creditor Indebtedness by reason of the operation of this Section 4 shall not be construed as preventing the occurrence of a Junior Creditor Indebtedness Default under the applicable Junior Creditor Documents; and

                  (iv) Senior Creditor agrees to use good faith efforts to provide Junior Creditor notice of any event or circumstance which constitutes a Payment Blockage.

      5. NO THIRD PARTY BENEFICIARIES. All undertakings, agreements, representations and warranties contained in this Agreement are solely for the benefit of Junior Creditor and Senior Creditor and there are no other parties (including, without limitation, Debtor) who are intended to be benefited in any way by this Agreement. The existence of this Agreement shall not commit or obligate Junior Creditor or Senior Creditor to make loans or extend credit to Debtor.

      6. PRIORITY OF SECURITY INTERESTS. Irrespective of (a) the time, order manner or method of creation, attachment or perfection of the respective security interests and/or liens, if any, granted to or on behalf of Junior Creditor or Senior Creditor in or on any or all of the property or assets of Debtor, (b) the time or manner of the filing of their respective financing statements, (c) whether Junior Creditor or Senior Creditor or any other bailee or agent thereof holds possession of any or all of the property or assets of Debtor, (d) the dating, execution or delivery of any agreement, document or instrument granting Junior Creditor or Senior Creditor security interests and/or liens in or on any or all of the property or assets of Debtor, (e) the giving or failure to give notice of the acquisition or expected acquisition of any purchase money or other security interests and (f) any provision of the UCC or any other applicable law to the contrary, any and all security interests, liens, rights and interests of Junior Creditor, whether now or hereafter arising and howsoever existing, in or on any or all of the Senior Creditor Collateral shall be and hereby are subordinated to any and all security interests, liens, rights and interests of Senior Creditor in and to the Senior Creditor Collateral. For purposes of the foregoing allocation of priorities, any claim of a right of setoff shall be treated in all respects as a security interest and no claimed right of setoff shall be asserted to defeat or diminish the rights or priorities provided for herein.

      7.    STANDSTILL.

            (a) Until the Senior Creditor Indebtedness is fully, finally and indefeasibly paid in cash and all commitments to lend under the Senior Creditor Documents shall be terminated, Junior Creditor shall not, without the prior written consent of Senior Creditor, take any Enforcement Action with respect to the Junior Creditor Indebtedness, until the earliest to occur of the following and in any event no earlier than five (5) days after Senior Creditor's receipt of written notice of Junior Creditor's intention to take any such Enforcement
Action:

                  (i) acceleration of the Senior Creditor Indebtedness, including acceleration as a result of the commencement of any Proceeding, or the taking of any

      "enforcement action" with respect to any Senior Creditor Indebtedness of the type described in the definition of "Enforcement Action"; or

                  (ii) the passage of 180 days from the delivery of a Junior Creditor Indebtedness Default Notice to Senior Creditor if any Junior Creditor Indebtedness Default described therein shall not have been cured or waived within such period.

Notwithstanding the foregoing, Junior Creditor may file proofs of claim against Debtor in any Proceeding involving Debtor. Any Distributions or other proceeds of any Enforcement Action obtained or accepted by Junior Creditor not permitted to be made by Debtor, as applicable, under this Agreement or accepted by Junior Creditor shall in any event be held in trust by it for the benefit of Senior Creditor and promptly paid or delivered to Senior Creditor for its benefit in the form received until all Senior Creditor Indebtedness is fully, finally and indefeasibly paid in cash and all commitments to lend under the Senior Creditor Documents shall have been terminated.

            (b) Notwithstanding anything contained herein to the contrary, if following the acceleration of the Senior Creditor Indebtedness by Senior Creditor such acceleration is rescinded (whether or not any existing Senior Default has been cured or waived), then, unless judgment thereon has already been entered, all Enforcement Actions taken by Junior Creditor shall likewise be rescinded if such Enforcement Action is based solely on clause (i) of paragraph
(a) of this Section 7.

      8. SUBROGATION. Subject to the full, final and indefeasible payment in cash of all Senior Creditor Indebtedness and the termination of all lending commitments under the Senior Creditor Documents, Junior Creditor shall be subrogated to the rights of Senior Creditor to receive Distributions with respect to the Senior Creditor Indebtedness until the Senior Creditor Indebtedness is paid in full. Junior Creditor agrees that in the event that all or any part of a payment made with respect to the Senior Creditor Indebtedness is recovered from the holders of the Senior Creditor Indebtedness in a Proceeding or otherwise, any Distribution received by Junior Creditor with respect to the Junior Creditor Indebtedness at any time after the date of the payment that is so recovered, whether pursuant to the right of subrogation provided for in this Agreement or otherwise, shall be deemed to have been received by Junior Creditor in trust as property of the holders of the Senior Creditor Indebtedness and Junior Creditor shall forthwith deliver the same to Senior Creditor for its benefit for application to the Senior Creditor Indebtedness until the Senior Creditor Indebtedness is paid in full. A Distribution made pursuant to this Agreement to Senior Creditor which otherwise would have been made to Junior Creditor are not, as between Debtor and Junior Creditor, a payment by Debtor to or on account of the Senior Creditor Indebtedness.

      9. DISTRIBUTION OF SENIOR CREDITOR COLLATERAL. Junior Creditor agrees that it will not ask for, demand, sue for, take or receive from Debtor or any successor or assign of Debtor, including, without limitation, a receiver, trustee or debtor in possession, whether by setoff or in any other manner, the whole or any part of the Junior Creditor Indebtedness from any of the Senior Creditor Collateral, unless and until all of the Senior Creditor Indebtedness shall have been fully, finally and indefeasibly paid in cash and all of the financing arrangements and commitments by and between Debtor and Senior Creditor have been terminated. Junior Creditor acknowledges and agrees that the terms and provisions of this Agreement do not violate any term or provision of any of the Junior Creditor Documents.

      10. RELEASE OF SENIOR CREDITOR COLLATERAL. Junior Creditor agrees that any collection, sale or other disposition of any or all of the Senior Creditor Collateral by Senior Creditor (whether pursuant to the UCC or otherwise) shall be free and clear of any and all security interests, liens, claims and/or rights of Junior Creditor in such Senior Creditor Collateral. At the request of Senior Creditor, Junior Creditor shall promptly provide Senior Creditor with any necessary or appropriate releases to permit the collection, sale or other disposition of any or all of the Senior Creditor Collateral by Senior Creditor free and clear of Junior Creditor's security interests and liens. In addition, at the request of Senior Creditor, Junior Creditor shall promptly release any and all security interests, liens, claims and/or rights which it may have on or in the applicable Senior Creditor Collateral to facilitate the collection, sale or other disposition of such Senior Creditor Collateral by Debtor so long as the proceeds thereof are applied first to the payment of the Senior Creditor Indebtedness and any excess is then applied to the payment of the Junior Creditor Indebtedness to the extent the same is secured by such Senior Creditor Collateral.

      11. TURNOVER OF SENIOR CREDITOR COLLATERAL RECEIVED BY JUNIOR CREDITOR. In the event of any Distribution to Junior Creditor is made from any of the Senior Creditor Collateral upon or with respect to any of the Junior Creditor Indebtedness prior to the time all of the Senior Creditor Indebtedness shall have been fully, finally and indefeasibly paid in cash and all financing arrangements and commitments by and between Debtor and Senior Creditor shall have been terminated (other than Permitted Junior Creditor Indebtedness payments by Debtor to Junior Creditor on the Junior Creditor Indebtedness to the extent permitted under Section 4 above), Junior Creditor shall receive and hold the same in trust, as trustee, for the benefit of Senior Creditor and shall forthwith deliver the same to Senior Creditor in precisely the form received (except for the endorsement or assignment of Junior Creditor where necessary) for application against the Senior Creditor Indebtedness whether due or not due, and, until so delivered, the same shall be in trust by Junior Creditor as the property of Senior Creditor.

      12. NONAVOIDABILITY AND PERFECTION. The subordinations and relative priority arrangements set forth in this Agreement are applicable regardless of whether the security interest and/or lien to which another security interest and/or lien is subordinated is not perfected or is voidable for any reason.

      13. REPRESENTATIONS AND AGREEMENTS OF JUNIOR CREDITOR AND DEBTOR. Junior Creditor and Debtor represent and warrant to, and covenant and agree with, Senior Creditor that: (a) as of the date hereof the outstanding principal balance of the Junior Creditor Indebtedness as defined herein is $5,000,000; (b) Junior Creditor will provide Senior Creditor with written notice of the declaration by Junior Creditor of any event of default under any of the Junior Creditor Documents; (c) Junior Creditor agrees not to oppose, interfere with or otherwise attempt to prevent Senior Creditor from enforcing its security interests in and/or liens on any of the Senior Creditor Collateral or otherwise realizing upon any of the Senior Creditor Collateral; and (d) Junior Creditor shall not commence or join with any other creditors of Debtor in commencing any bankruptcy, reorganization, receivership or insolvency proceeding against Debtor.

      14. INSURANCE PROCEEDS. In the event of the occurrence of any casualty with respect to any of the Senior Creditor Collateral, Junior Creditor and Senior Creditor agree that Senior Creditor shall have the sole and exclusive right to adjust, compromise or settle any such loss with the insurer thereof, and to collect and receive the proceeds from such insurer until all of the Senior Creditor Indebtedness shall have been fully, finally and indefeasibly paid in cash and all financing arrangements and commitments between Debtor and Senior Creditor shall have been terminated. Any insurer shall be fully protected if it acts in reliance on the provisions of this Section 13.

      15. WAIVER OF CERTAIN RIGHTS. Junior Creditor hereby waives any and all rights to (a) require Senior Creditor to marshal any property or assets of Debtor or to resort to any of the property or assets of Debtor in any particular order or manner; (b) require Senior Creditor to enforce any guaranty or any security interest or lien given by any Person other than Debtor to secure the payment of any or all of the Senior Creditor Indebtedness as a condition precedent or concurrent to taking any action against or with respect to the Senior Creditor Collateral; (c) commence any Proceeding; and/or (d) bring any action to contest the validity, legality, enforceability, perfection, priority or avoidability of any of the Senior Creditor Indebtedness, any of the Senior Creditor Documents or any of the security interests and/or liens of Senior Creditor in or on any of the Senior Creditor Collateral.

      16. BANKRUPTCY FINANCING ISSUES. This Agreement shall continue in full\ force and effect after the filing of any petition for relief by or against Debtor under the Bankruptcy Code and all converted or succeeding cases in respect thereof (all references herein to the Debtor being deemed to apply to Debtor as debtor-in-possession and to a trustee for the Debtor), and shall apply with full force and effect with respect to all Senior Creditor Collateral acquired by the Debtor, and to all Senior Creditor Indebtedness and Junior Creditor Indebtedness incurred by the Debtor, subsequent to such filing. If Debtor shall become subject to a Proceeding, and if Senior Creditor shall desire to permit the use of cash collateral by Debtor or to provide post-petition financing from Senior Creditor to Debtor, Junior Creditor agrees as follows: (a) adequate notice to Junior Creditor shall be deemed to have been provided for such use of cash collateral or such post-petition financing if Junior Creditor receives notice thereof at least three (3) business days prior to the earlier of
(i) any hearing on a request to approve such use of cash collateral or such post-petition financing or (ii) the date of entry of an order approving the same; and (b) no objection will be raised by Junior Creditor to any such use of cash collateral or such post-petition financing from Senior Creditor on the grounds of a failure to provide adequate protection or other similar grounds. No objection will be raised by Junior Creditor to Senior Creditor's motion for relief from the automatic stay in any such proceeding to foreclose on, sell or otherwise realize upon the Senior Creditor Collateral.

      17. ASSIGNMENT OF JUNIOR CREDITOR INDEBTEDNESS. Junior Creditor represents and warrants to Senior Creditor that it has not previously assigned any interest in any of the Junior Creditor Indebtedness, that no other party owns an interest in any of the Junior Creditor Indebtedness other than Junior Creditor (whether as a joint holder of the Junior Creditor Indebtedness, as a participant or otherwise) and that the entire Junior Creditor Indebtedness is owed only to Junior Creditor. Junior Creditor covenants and agrees with Senior Creditor that the entire Junior Creditor Indebtedness shall continue to be owing only to Junior Creditor, unless such indebtedness is assigned expressly subject to the terms, provisions and conditions of this Agreement, the assignee of such indebtedness agrees in writing to be bound by the terms, provisions and conditions of this Agreement and Junior Creditor shall have delivered such executed assignment and assumption agreements to Senior Creditor.

      18. TERM. This Agreement shall remain in full force and effect until all of the Senior Creditor Indebtedness shall have been fully, finally and indefeasibly paid in cash and all financing arrangements and commitments between Debtor and Senior Creditor shall have been terminated, after which this Agreement shall terminate without further action by the parties hereto. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Creditor Indebtedness is rescinded or must otherwise be returned by Senior Creditor upon the insolvency, bankruptcy or reorganization of Debtor or otherwise, all as though such payment had not been made. This is a continuing agreement of subordination and Senior Creditor may continue to extend credit or other financial accommodations and loan monies to or for the benefit of Debtor, on the faith hereof, under the Senior Creditor Documents or otherwise without notice to Junior Creditor subject to the limitations contained herein.

      19. AMENDMENT OF SENIOR CREDITOR INDEBTEDNESS; RELEASE OF SENIOR CREDITOR COLLATERAL. Senior Creditor may at any time and from time to time without the consent of or notice to Junior Creditor, without incurring liability to Junior Creditor and without impairing or releasing the obligations of Junior Creditor under this Agreement, change the manner or place of payment or extend the time of payment of or renew or alter any of the terms of the Senior Creditor Indebtedness, or amend in any manner any agreement, note, guaranty or other instrument evidencing or securing or otherwise relating to the Senior Creditor Indebtedness; provided that Senior Creditor shall not increase the principal amount of the Senior Creditor Indebtedness (except as permitted by the definition of Senior Creditor Indebtedness herein).

      20. MODIFICATIONS TO JUNIOR CREDITOR DOCUMENTS. Until the Senior Creditor Indebtedness has been fully, finally and indefeasibly paid in cash and all lending commitments under the Senior Creditor Documents have terminated, and notwithstanding anything to the contrary contained in the Junior Creditor Documents, Junior Creditor shall not, without the prior written consent of Senior Creditor, agree to any amendment, modification or supplement to the Junior Creditor Documents the effect of which is to (a) increase the maximum principal amount of the Junior Creditor Indebtedness or the rate of interest on any of the Junior Creditor Indebtedness, except in connection with the imposition of a default rate of interest in accordance with the terms of the Junior Creditor Documents as in effect on the date hereof, (b) change the dates upon which payments of principal or interest on the Junior Creditor Indebtedness are due, except (i) as a result of acceleration and (ii) in connection with the extension of the maturity date of the Subordinated Note in accordance with the terms thereof as in effect on the date hereof, (c) change any financial covenants or events of default in respect of the Junior Creditor Indebtedness,
(d) change any redemption or prepayment provisions to become more restrictive,
(e) add any additional financial covenants or events of default to the Junior Creditor Documents, (f) change any redemption or prepayment provisions of the Junior Creditor Indebtedness, (g) alter the subordination provisions with respect to the Junior Creditor Indebtedness, including, without limitation, subordinating the Junior Creditor Indebtedness to any other indebtedness or (h) take any liens or security interests in any assets of Debtor.

      21. RELIANCE BY SENIOR CREDITOR; WAIVER OF NOTICES; NO REPRESENTATIONS BY SENIOR CREDITOR; MANAGEMENT OF CREDIT FACILITIES BY SENIOR CREDITOR. All of the Senior Creditor Indebtedness shall be deemed to have been made or incurred in reliance upon this Agreement.

Junior Creditor expressly waives all notice of the acceptance by Senior Creditor of the provisions of this Agreement and all other notices by Senior Creditor not specifically required pursuant to the terms of this Agreement. Junior Creditor agrees that Senior Creditor has not made any representation or warranty with respect to the due execution, legality, validity, completeness or enforceability of any of the Senior Creditor Documents, the perfection or priority of any security interest or lien securing any or all of the Senior Creditor Indebtedness or the collectibility of any of the Senior Creditor Indebtedness. Senior Creditor shall be entitled to manage and supervise its credit facilities with Debtor in accordance with applicable law and its usual business practices, modified from time to time as it deems appropriate under the circumstances, without regard to the existence of any rights that Junior Creditor may have now or hereafter in or to any of the property or assets of Debtor, and Senior Creditor shall have no liability to Junior Creditor for any loss, claim or damage allegedly suffered by Junior Creditor in any proceeding by Senior Creditor to foreclose or otherwise enforce any of its security interests in and/or liens on any of the Senior Creditor Collateral.

      22. FINANCIAL CONDITIONS OF DEBTOR. Except for any notice or information to be provided to Junior Creditor pursuant to this Agreement or the Junior Creditor Documents, Junior Creditor hereby assumes responsibility for keeping itself informed of the financial condition of Debtor and of all other circumstances bearing upon the risk of nonpayment of the Junior Creditor Indebtedness that diligent inquiry would reveal and Junior Creditor hereby agrees that Senior Creditor shall have no duty to advise Junior Creditor of any information regarding such condition or any such circumstances.

      23. NOTICES. Any notice, request, demand, consent or other communication hereunder shall be in writing and (a) delivered in person or (b) sent by facsimile (receipt acknowledged) and confirmed by certified mail, return receipt requested and postage pre-paid or (c) sent by certified mail, return receipt requested, to the applicable party at its address or facsimile number set forth on the signature pages hereof, or at such other address or facsimile number as any party hereto may designate as its address for communications hereunder by notice so given. Such notices shall be deemed effective on the day on which delivered or sent if delivered in person or sent by facsimile (receipt acknowledged), or on the third business day after the day on which mailed, if sent by certified mail.

      24. UCC NOTICES. If Senior Creditor shall be required by the UCC or any other applicable law to give notice to Junior Creditor of any action taken or to be taken by Senior Creditor against or with respect to any or all of the Senior Creditor Collateral, such notice shall be given in accordance with Section 23 above and five (5) days' notice shall be conclusively deemed to be commercially reasonable.

      25. FURTHER ASSURANCES. Junior Creditor hereby covenants and agrees at its own expense to take any and all additional actions and execute, deliver, file and/or record any and all additional agreements, documents and instruments as may be necessary or as Senior Creditor may from time to time reasonably request to effect the subordination and other provisions of this Agreement.

      26. MODIFICATIONS IN WRITING. No amendment, modification, supplement, termination, consent or waiver of or to any provision of this Agreement nor any consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by or on behalf of Junior Creditor and Senior Creditor. Any waiver of any provision of this Agreement, and any consent to any departure from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given.

      27. WAIVERS; FAILURE OR DELAY. No failure or delay on the part of Junior Creditor or Senior Creditor in the exercise of any power, right, remedy or privilege under this Agreement shall impair such power, right, remedy or privilege or shall operate as a waiver thereof; nor shall any single or partial exercise of any such power, right, remedy or privilege preclude any other or further exercise of any other power, right, remedy or privilege. The waiver of any such right, power, remedy or privilege with respect to particular facts and circumstances shall not be deemed to be a waiver with respect to other facts and circumstances.

      28. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

      29. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Junior Creditor and Senior Creditor and their respective successors and assigns.

      30. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Rhode Island (without reference to conflict of law principles). JUNIOR CREDITOR, DEBTOR AND SENIOR CREDITOR HEREBY IRREVOCABLY (A) CONSENT AND SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF RHODE ISLAND, IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND (B) WAIVE THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION IN WHICH JUNIOR CREDITOR, DEBTOR AND SENIOR CREDITOR ARE PARTIES RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

      31. EQUITABLE REMEDIES. Each party to this Agreement acknowledges that the breach by it of any of the provisions of this Agreement is likely to cause irreparable damage to the other parties. Therefore, the relief to which any party shall be entitled in the event of any such breach or threatened breach shall include, but not be limited to, a mandatory injunction for specific performance, injunctive or other judicial relief to prevent a violation of any of the provisions of this Agreement, damages and any other relief to which it may be entitled at law or in equity.

      32. ATTORNEYS' FEES AND EXPENSES. In the event of any dispute concerning the meaning or interpretation of this Agreement which results in litigation, or in the event of any litigation by a party hereto to enforce the provisions hereof, the prevailing party shall be entitled to recover from the non-prevailing party, in addition to its other damages, its reasonable attorneys' fees and expenses and any actual court costs incurred.

      33. HEADINGS. Section headings used in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement for any purpose or affect the construction of this Agreement.

      34. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. This Agreement shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto. Any signature delivered by a party via facsimile shall be deemed to be an original signature hereto.

                    [Signatures begin on the following page.]

      IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

JUNIOR CREDITOR:                   THE 1818 FUND III, L.P.

                                   By:    Brown Brothers Harriman & Co.,
                                   General Partner

                                   By:    ______________________________________
                                   Name:  Lawrence C. Tucker
                                   Title: Partner
                                   c/o Brown Brothers Harriman & Co.
                                   140 Broadway
                                   New York, New York 10005
                                   Attention:  Lawrence C. Tucker
                                   Facsimile:  (212) 493-8429

with a copy to:                    Paul, Weiss, Rifkind, Wharton & Garrison LLP
                                   1285 Avenue of the Americas
                                   New York, New York  10019-6064
                                   Attention:  Marilyn Sobel, Esq.
                                   Facsimile:  (212) 757-3990

SENIOR CREDITOR:                   TEXTRON FINANCIAL CORPORATION

                                   By:    ______________________________________
                                   Name:  Ron Eckhoff
                                   Title: Vice President
                                   11575 Great Oaks Way, Suite 210
                                   Alpharetta, GA 30022
                                   Attention:  SVP-ABLG Portfolio Mgmt
                                   Facsimile:  (770) 360-1672

with a copy to:                    Thomas Kaiser, Esq.
                                   Textron Financial Corporation
                                   11575 Great Oaks Way, Suite 210
                                   Alpharetta, GA  30022
                                   Facsimile:  (770) 360-1458

[Signature page to Subordination Agreement]

DEBTOR:                            Z-TEL COMMUNICATIONS, INC.

                                   By:    ______________________________________
                                   Name:  Horace J. "Trey" Davis, III
                                   Title: Treasurer and Chief Financial Officer
                                   601 S. Harbour Island Blvd.
                                   Suite 210
                                   Tampa, FL 33602
                                   Attention: Horace J. "Trey" Davis, III
                                   Facsimile: (813) 233-4582

                                   Z-TEL TECHNOLOGIES, INC.

                                   By:    ______________________________________
                                   Name:  Horace J. "Trey" Davis, III
                                   Title: Treasurer and Chief Financial Officer
                                   601 S. Harbour Island Blvd.
                                   Suite 210
                                   Tampa, FL 33602
                                   Attention:   Horace J. "Trey" Davis, III
                                   Facsimile: (813) 233-4582

                                   Z-TEL NETWORK SERVICES, INC.

                                   By:    ______________________________________
                                   Name:  Horace J. "Trey" Davis, III
                                   Title: Treasurer and Chief Financial Officer
                                   601 S. Harbour Island Blvd.
                                   Suite 210
                                   Tampa, FL 33602
                                   Attention:  Horace J. "Trey" Davis, III
                                   Facsimile:  (813) 233-4582

                                   Z-TEL BUSINESS NETWORKS, INC.

                                   By:    ______________________________________
                                   Name:  Horace J. "Trey" Davis, III
                                   Title: Treasurer and Chief Financial Officer
                                   601 S. Harbour Island Blvd.
                                   Suite 210
                                   Tampa, FL 33602
                                   Attention:  Horace J. "Trey" Davis, III
                                   Facsimile:  (813) 233-4582

[Signature page to Subordination Agreement]

                                   Z-TEL, INC.

                                   By:    ______________________________________
                                   Name:  Horace J. "Trey" Davis, III
                                   Title: Treasurer and Chief Financial Officer
                                   601 S. Harbour Island Blvd.
                                   Suite 210
                                   Tampa, FL 33602
                                   Attention:  Horace J. "Trey" Davis, III
                                   Facsimile:  (813) 233-4582

                                   Z-TEL HOLDINGS, INC.

                                   By:    ______________________________________
                                   Name:  Horace J. "Trey" Davis, III
                                   Title: Treasurer and Chief Financial Officer
                                   601 S. Harbour Island Blvd.
                                   Suite 210
                                   Tampa, FL 33602
                                   Attention:  Horace J. "Trey" Davis, III
                                   Facsimile:  (813) 233-4582

                                   Z-TEL COMMUNICATIONS OF
                                   VIRGINIA, INC.

                                   By:    ______________________________________
                                   Name:  Horace J. "Trey" Davis, III
                                   Title: Treasurer and Chief Financial Officer
                                   601 S. Harbour Island Blvd.
                                   Suite 210
                                   Tampa, FL 33602
                                   Attention:  Horace J. "Trey" Davis, III
                                   Facsimile:  (813) 233-4582

[Signature page to Subordination Agreement]

                                   Z-TEL INVESTMENTS, INC.

                                   By:    ______________________________________
                                   Name:  Horace J. "Trey" Davis, III
                                   Title: Treasurer and Chief Financial Officer
                                   601 S. Harbour Island Blvd.
                                   Suite 210
                                   Tampa, FL 33602
                                   Attention: Horace J. "Trey" Davis, III
                                   Facsimile: (813) 233-4582

                                   TOUCH-1 COMMUNICATIONS, INC.

                                   By:    ______________________________________
                                   Name:  Horace J. "Trey" Davis, III
                                   Title: Treasurer and Chief Financial Officer
                                   601 S. Harbour Island Blvd.
                                   Suite 210
                                   Tampa, FL 33602
                                   Attention:  Horace J. "Trey" Davis, III
                                   Facsimile:  (813) 233-4582

                                   DirecTEL, INC.

                                   By:    ______________________________________
                                   Name:  Horace J. "Trey" Davis, III
                                   Title: Treasurer and Chief Financial Officer
                                   601 S. Harbour Island Blvd.
                                   Suite 210
                                   Tampa, FL 33602
                                   Attention:  Horace J. "Trey" Davis, III
                                   Facsimile:  (813) 233-4582

                                   direcCONNECT, INC.

                                   By:    ______________________________________
                                   Name:  Horace J. "Trey" Davis, III
                                   Title: Treasurer and Chief Financial Officer
                                   601 S. Harbour Island Blvd.
                                   Suite 210
                                   Tampa, FL 33602
                                   Attention:  Horace J. "Trey" Davis, III
                                   Facsimile:  (813) 233-4582

[Signature page to Subordination Agreement]

                                   Z-TEL CONSUMER SERVICES, LLC

                                   By: TOUCH-1 COMMUNICATIONS, INC.,
                                   its sole member

                                   By: _________________________________________
                                   Name:  Horace J. "Trey" Davis, III
                                   Title: Treasurer and Chief Financial Officer
                                   601 S. Harbour Island Blvd.
                                   Suite 210
                                   Tampa, FL 33602
                                   Attention:  Horace J. "Trey" Davis, III
                                   Facsimile:  (813) 233-4582

with a copy to:                    Richard B. Hadlow
                                   Holland & Knight, LLP
                                   100 North Tampa Street, Suite 4100
                                   Tampa, Florida  33602-3644
                                   P.O. Box 1288 (33601-1288)
                                   Facsimile:  (813) 229-0134

[Signature page to Subordination Agreement]

                                    EXHIBIT A
                           TO SUBORDINATION AGREEMENT

                    DESCRIPTION OF SENIOR CREDITOR COLLATERAL

      "SENIOR CREDITOR COLLATERAL" means all of Debtor's personal property, including, without limitation, all of the following property and interests in property of Debtor, wherever located and whether now or hereafter existing or now owned or hereafter acquired or arising: (i) Receivables; (ii) Inventory;
(iii) Equipment; (iv) Contract Rights; (v) General Intangibles; (vi) Investment Property; (vii) each Deposit Account and all certificates of deposit maintained with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a certificate of deposit that is an instrument under the UCC; (viii) goods and other property, whether or not delivered, (a) the sale or lease of which gives or purports to give rise to any Receivable, including, but not limited to, all merchandise returned or rejected by or repossessed from customers, or (b) securing any Receivable, including, without limitation, all rights as an unpaid vendor or lienor (including, without limitation, stoppage in transit, replevin and reclamation) with respect to such goods and other property; (ix) all mortgages, deeds to secure debt and deeds of trust on real or personal property, guaranties, leases, security agreements, and other agreements and property which secure or relate to any Receivable or other Collateral, or are acquired for the purpose of securing and enforcing any item thereof; (x) all documents of title, policies and certificates of insurance, securities, chattel paper and other documents and instruments; (xi) all other goods and personal property, whether tangible or intangible, wherever located, including money, letters of credit, and each Letter-of-credit right; (xii) all files, correspondence, computer programs, tapes, discs and related data processing software which contain information identifying or pertaining to any of the Receivables, or any Account Debtor, or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof; and (xiii) any and all products and proceeds of the foregoing (including, but not limited to, any claim to any item referred to in this definition, and any claim against any third party for loss of, damage to or destruction of any or all of, the Collateral or for proceeds payable under, or unearned premiums with respect to, policies of insurance) in whatever form, including, but not limited to, cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements and other documents.

      As used herein, the following terms shall have the following meanings:

      "ACCOUNT" or "ACCOUNTS" means all now owned or hereafter acquired right, title and interest in all accounts, as such term is defined in the UCC, and any and all supporting obligations with respect to any of the foregoing.

      "ACCOUNT DEBTOR" means a Person to whom Debtor sells inventory, goods or services in the ordinary course of business, including without limitation, each Person who is obligated on a Receivable.

      "CONTRACT RIGHTS" means any rights under contracts not yet earned by performance and not evidenced by an instrument or chattel paper.

      "DEPOSIT ACCOUNT" has the meaning given to it in the UCC.

      "EQUIPMENT" has the meaning given to it in the UCC.

      "GENERAL INTANGIBLES" has the meaning given to it in the UCC.

      "INVENTORY" has the meaning given to it in the UCC.

      "INVESTMENT PROPERTY" has the meaning given to it in the UCC.

      "LETTER-OF-CREDIT RIGHT" has the meaning given to it in the UCC.

      "PERSON" means any individual, limited liability company, corporation, partnership, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

      "RECEIVABLE" means and includes (a) any and all rights to the payment of money or other forms of consideration of any kind (whether classified under the UCC as Accounts, contract rights, chattel paper, general intangibles, or otherwise) including, but not limited to, Accounts, accounts receivable, letters of credit and the right to receive payment thereunder, chattel paper, tax refunds, insurance proceeds, Contract Rights, notes, drafts, instruments, documents, acceptances, and all other debts, obligations and liabilities in whatever form from any Person, (b) all guarantees, security and liens for payment thereof, (c) all goods, whether now owned or hereafter acquired, and whether sold, delivered, undelivered, in transit or returned, which may be represented by, or the sale or lease of which may have given rise to, any such right to payment or other debt, obligation or liability, and (d) all proceeds of any of the foregoing.

      "UNIFORM COMMERCIAL CODE" or "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Rhode Island.

                                    EXHIBIT B
                           TO SUBORDINATION AGREEMENT

                                SUBORDINATED NOTE

                                 [See Attached.]

STATE OF _________________   )
                             ) ACKNOWLEDGEMENT
COUNTY OF ________________   )

The undersigned, a notary public for the State of ____________, hereby certifies that ______________, ____________________________ of Z-TEL COMMUNICATIONS, INC.,
personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal this
____ day of __________, ______.

___________________________________
Notary Public for the State of ____________
My Commission Expires: __________

STATE OF _________________   )
                             ) ACKNOWLEDGEMENT
COUNTY OF ________________   )

The undersigned, a notary public for the State of ____________, hereby certifies that ______________, ____________________________ of Z-TEL TECHNOLOGIES, INC.,
personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal this
____ day of __________, ______.

___________________________________
Notary Public for the State of ____________
My Commission Expires: __________

STATE OF _________________   )
                             ) ACKNOWLEDGEMENT
COUNTY OF ________________   )

The undersigned, a notary public for the State of ____________, hereby certifies that ______________, ____________________________ of Z-TEL NETWORK SERVICES,
INC., personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal this
____ day of __________, ______.

___________________________________
Notary Public for the State of ____________
My Commission Expires: __________

STATE OF _________________   )
                             ) ACKNOWLEDGEMENT
COUNTY OF ________________   )

The undersigned, a notary public for the State of ____________, hereby certifies that ______________, ____________________________ of Z-TEL BUSINESS NETWORKS,
INC., personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal this
____ day of __________, ______.

___________________________________
Notary Public for the State of ____________
My Commission Expires: __________

STATE OF _________________   )
                             ) ACKNOWLEDGEMENT
COUNTY OF ________________   )

The undersigned, a notary public for the State of ____________, hereby certifies that ______________, ____________________________ of Z-TEL, INC., personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal this
____ day of __________, ______.

___________________________________
Notary Public for the State of ____________
My Commission Expires: __________

STATE OF _________________   )
                             ) ACKNOWLEDGEMENT
COUNTY OF ________________   )

The undersigned, a notary public for the State of ____________, hereby certifies that ______________, ____________________________ of Z-TEL HOLDINGS, INC.,
personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal this
____ day of __________, ______.

___________________________________
Notary Public for the State of ____________
My Commission Expires: __________

STATE OF _________________   )
                             ) ACKNOWLEDGEMENT
COUNTY OF ________________   )

The undersigned, a notary public for the State of ____________, hereby certifies that ______________, ____________________________ of Z-TEL COMMUNICATIONS OF
VIRGINIA, INC., personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal this
____ day of __________, ______.

___________________________________
Notary Public for the State of ____________
My Commission Expires: __________

STATE OF _________________   )
                             ) ACKNOWLEDGEMENT
COUNTY OF ________________   )

The undersigned, a notary public for the State of ____________, hereby certifies that ______________, ____________________________ of Z-TEL INVESTMENTS, INC.,
personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal this
____ day of __________, ______.

___________________________________
Notary Public for the State of ____________
My Commission Expires: __________

STATE OF _________________   )
                             ) ACKNOWLEDGEMENT
COUNTY OF ________________   )

The undersigned, a notary public for the State of ____________, hereby certifies that ______________, ____________________________ of TOUCH-1 COMMUNICATIONS,
INC., personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal this
____ day of __________, ______.

___________________________________
Notary Public for the State of ____________
My Commission Expires: __________

STATE OF _________________   )
                             ) ACKNOWLEDGEMENT
COUNTY OF ________________   )

The undersigned, a notary public for the State of ____________, hereby certifies that ______________, ____________________________ of DirecTEL, Inc., personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal this
____ day of __________, ______.

___________________________________
Notary Public for the State of ____________
My Commission Expires: __________

STATE OF _________________   )
                             ) ACKNOWLEDGEMENT
COUNTY OF ________________   )

The undersigned, a notary public for the State of ____________, hereby certifies that ______________, ____________________________ of direcCONNECT, Inc., personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal this
____ day of __________, ______.

___________________________________
Notary Public for the State of ____________
My Commission Expires: __________

STATE OF _________________   )
                             ) ACKNOWLEDGEMENT
COUNTY OF ________________   )

The undersigned, a notary public for the State of ____________, hereby certifies that ______________, ____________________________ of Touch-1 Communications,
Inc., sole member of Z-TEL CONSUMER SERVICES, LLC, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal this
____ day of __________, ______.

___________________________________
Notary Public for the State of ____________
My Commission Expires: __________

                                    EXHIBIT C

THIS GUARANTEE IS SUBORDINATE TO THE INDEBTEDNESS EVIDENCED BY THAT CERTAIN LOAN AND SECURITY AGREEMENT, DATED APRIL 22, 2004 (THE "SENIOR LOAN AGREEMENT"), AMONG THE COMPANY, TEXTRON FINANCIAL CORPORATION AND THE OTHER SIGNATORIES THERETO, AS SUCH SENIOR LOAN AGREEMENT HAS BEEN AND HEREAFTER MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME. THE TERMS OF THE SUBORDINATION ARE MORE SPECIFICALLY DEFINED IN THAT CERTAIN SUBORDINATION AGREEMENT BY AND AMONG THE FUND, THE COMPANY, TEXTRON FINANCIAL CORPORATION AND THE OTHER SIGNATORIES THERETO. EACH HOLDER OF THIS GUARANTEE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

                             SUBSIDIARIES' GUARANTEE

            SUBSIDIARIES' GUARANTEE (the "Guarantee"), dated as of August 24, 2004, made by each of the Persons that are signatories hereto (the "Guarantors"), in favor of The 1818 Fund III, L.P. (the "Fund"), as lender pursuant to the Senior Unsecured Promissory Note, dated August 24, 2004 (as amended, supplemented or otherwise modified from time to time, the "Company Note"), in the aggregate principal amount of up to $15,000,000 issued pursuant to the Standby Credit Facility Agreement, dated as of August 24, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and between Z-Tel Technologies, Inc. (the "Borrower"), and the Fund.

                                  WITNESSETH:

            WHEREAS, pursuant to the Credit Agreement, the Fund has agreed to make Loans to Borrower upon the terms and subject to the conditions set forth in the Credit Agreement and the Company Note;

            WHEREAS, the Borrower owns directly or indirectly all of the issued and outstanding stock of each Guarantor;

            WHEREAS, the proceeds of the Loans will be used in part to enable the Borrower to make valuable transfers (as determined as provided herein) to some of the Guarantors in connection with the operation of their respective businesses;

            WHEREAS, each Guarantor will derive substantial direct or indirect benefit from the Loans; and

            WHEREAS, it is a condition precedent to the obligation of the Fund to fund the Loans that the Guarantors shall have executed and delivered this Guarantee to the Fund and the Fund would not agree to enter into the Credit Agreement or to fund the Loans without the execution and delivery of this Guarantee by each Guarantor.

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration accruing to each Guarantor, the receipt and sufficiency of which is hereby acknowledged, and to induce the Fund to enter into the Credit Agreement and to fund the Loans, the Guarantors hereby agree with the Fund as follows:

            1.    Defined Terms.

                  (a) The defined terms below shall have the following meanings for purposes of this Guarantee:

            "Applicable Laws" has the meaning given to such term in the Company Note.

            "Contractual Obligation" means as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other understanding to which such Person is a party or by which it or any of its property is bound.

            "Event of Default" has the meaning given to such term in the Company Note.

            "Obligations" means the collective reference to the unpaid principal of and interest on the Company Note and all other obligations and liabilities of the Borrower to the Fund (including, without limitation, the Premium Amount or interest accruing at the then applicable rate provided in the Company Note after the maturity of the Company Note and interest accruing at the then applicable rate provided in the Company Note after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Company Note, or the Credit Agreement, or any other document made, delivered or given in connection therewith, whether on account of principal, Premium Amount, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Fund that are required to be paid by the Borrower or the Guarantor pursuant to the terms of the Company Note, Credit Agreement or this Guarantee or any other Transaction Document).

                  (b) Unless otherwise defined herein, terms defined in the Credit Agreement or Company Note and not otherwise defined herein shall have the meanings given to them in the Credit Agreement or Company Note.

                  (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

            2.    Guarantee.

                  (a) Subject to the provisions of paragraph 2(b), each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Fund, their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

                  (b) Anything herein or in any other Transaction Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Transaction Documents shall in no event exceed the amount which can be guaranteed by such Guarantor, under all applicable federal and state laws, including, without limitations, those relating to the insolvency of debtors, and after giving effect to all applicable rights of contribution, would result in the avoidance or illegality of the obligations of such Guarantor hereunder or under the Transaction Documents. Nothing herein shall be construed to shift to the Fund the burden of proof with respect to the maximum liability of any Guarantor hereunder.

                  (c) Each Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Fund in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee.

                  (d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Fund hereunder.

                  (e) No payment or payments made by the Borrower, any of the Guarantors, any other guarantor or any other Person, or received or collected by the Fund from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the

Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full.

                  (f) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Fund on account of its liability hereunder, it will notify the Fund in writing that such payment is made under this Guarantee for such purpose.

                  (g) Notwithstanding anything to the contrary contained in this
Section 2, this Guarantee shall be effective with respect to each Guarantor upon execution of this Guarantee subject to, in the case of each individual Guarantor, the receipt of any necessary approvals from state public utility commissions having jurisdiction over any such Guarantor. For the avoidance of doubt, if no such approvals are required with respect to any individual Guarantor, this Guarantee shall be effective with respect to each such Guarantor as of the date hereof.

            3. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section shall in no respect limit the obligations and liabilities of any Guarantor to the Fund, and each Guarantor shall remain liable to the Fund for the full amount guaranteed by such Guarantor hereunder.

            4. No Subrogation. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or application of funds of any of the Guarantors by the Fund, no Guarantor shall be entitled to be subrogated to any of the rights of the Fund against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Fund for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Fund by the Borrower on account of the Obligations are paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Fund, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Fund in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Fund, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Fund may determine.

            5. Amendments, etc. with respect to the Obligations; Waiver of Rights. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Fund may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Fund, and the Company Note, the Credit Agreement and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Fund may deem advisable from time to time, and any guarantee or right of offset at any time held by the Fund for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Fund shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security (if any) for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any of the Guarantors, the Fund may, but shall be under no obligation to, make a similar demand on the Borrower or any other Guarantor or guarantor, and any failure by the Fund to make any such demand or to collect any payments from the Borrower or any such other Guarantor or guarantor or any release of the Borrower or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Fund against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

            6. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Fund upon this Guarantee or acceptance of this Guarantee, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Fund, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(a) the validity, regularity or enforceability of the Company Note, the Credit Agreement, any of the Obligations, or any guarantee or right of offset with respect thereto at any time or from time to time held by the Fund (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Fund, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Fund may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Fund to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to exercise any such right of offset, or any release of the Borrower or any such other Person, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Fund against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Fund, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full.

            7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Fund upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

            8. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Fund without set-off or counterclaim in U.S. Dollars by wire transfer in immediately available funds, as directed by the Fund in writing.

            9. Representations and Warranties. Each Guarantor hereby represents and warrants that:

                  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

                  (b) has (i) full corporate (or other similar organizational) power and authority and (ii) all governmental licenses, authorizations, consents and approvals to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is currently proposed to be, engaged;

                  (c) is duly qualified as a foreign person, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification;

                  (d) has the corporate (or similar organizational) power and authority and the legal right to execute and deliver, and to perform its obligations under this Guarantee, and has taken all necessary corporate action to authorize its execution, deliver and performance of this guarantee;

                  (e) this Guarantee constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

                  (f) the execution, delivery and performance of this Guarantee will not violate any provision of any Requirement of Law or Contractual Obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of such Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor;

                  (g) except as set forth on Schedule 9(g) hereto, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

                  (h) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or against any of its properties or revenues (1) with respect to this Guarantee or any of the transactions contemplated hereby, (2) which, if adversely determined, would have or would be reasonably likely to have a material adverse effect on the assets, business, properties, condition (financial or otherwise) or prospects of such Guarantor;

Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of each Loan by the Borrower on and as of such date as though made hereunder on and as of such date.

            10. Affirmative Covenants. Each Guarantor hereby covenants and agrees with the Fund and its assigns as follows:

                  (a) Company Note Covenants. Each Guarantor shall be bound by the terms of Sections 8.2, 8.4, 8.5, 8.6, 8.7, 8.9, 9.1, 9.2, 9.3, 9.4, 9.5,
9.6, 9.7, 9.8 and 9.9 of the Company Note as a primary obligor thereunder.

                  (b) Further Assurances. Each Guarantor shall promptly execute and deliver upon request by the Fund and at the Guarantor's expense, such additional documents, instruments and agreements as the Fund may reasonably determine to be necessary to (i) carry out the provisions of this Guaranty and the transactions and actions contemplated hereby and thereby and (ii) to evidence the Guarantor's obligations hereunder.

            11. Negative Covenants. In addition to the covenants in Section 10 of this Guaranty, each Guarantor hereby covenants and agrees with the Fund and its assigns that each such Guarantor shall not take any action that would result in the Company not being in compliance with Sections 8 or 9 of the Company Note.

            12. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first class mail, return receipt requested, facsimile, courier service or personal delivery:

                  (a) if to the Fund, at its address or facsimile number for notices provided under its signature below.

                  (b) if to any Guarantor, at its address or facsimile number for notices set forth under its signature below.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if sent by facsimile. The Fund and each Guarantor may change its address and facsimile numbers for notices by notice in the manner provided in this Section.

            13. Counterparts. This Guarantee may be executed by one or more of the Guarantors on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Guarantee signed by all the Guarantors shall be lodged with the Fund.

            14. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            15. Integration. This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Fund relative to the subject matter hereof not reflected herein.

            16. Amendments in Writing; No Waiver; Cumulative Remedies.

                  (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Fund; provided that any provision of this Guarantee may be waived by the Fund in a letter or agreement executed by the Fund or by signed facsimile transmission from the Fund.

                  (b) The Fund shall not by any act (except by a written instrument pursuant to paragraph 16(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Fund, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Fund of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Fund would otherwise have on any future occasion.

                  (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

            17. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            18. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Fund and its successors and assigns.

            19. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD FOR CHOICE OF LAW OR CONFLICT OR LAWS PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

            20.   Jurisdiction.

                  (a) Any action or proceeding against the Guarantors relating in any way to this Guarantee may be brought and enforced in the courts of the State of New York or of the United States for the Southern District of New York, and the Guarantors, on behalf of itself and its Subsidiaries, irrevocably consent to the jurisdiction of each such court in respect of any such action or proceeding. The Guarantors, on behalf of itself and its Subsidiaries, and the holder of this Guarantee each irrevocably consent to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to such Guarantors at the address for such Guarantors set forth on the signature page hereof, or such other address such Guarantors shall notify the other in writing. The Guarantors agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The foregoing shall not limit the right of the holder of this Guarantee to serve process in any other manner permitted by law or to bring any action or proceeding, or to obtain execution of any judgment, in any other jurisdiction.

                  (b) Each Guarantor hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising under or relating this Guarantee in any court located in the Borough of Manhattan, City and State of New York, or located in any other jurisdiction chosen by the holder of this Guarantee in accordance with clause
(a) of this Section. Each Guarantor and the Fund hereby irrevocably waives any claim that a court located in the Borough of Manhattan, City and State of New York is not a convenient forum for any such action or proceeding.

                  (c) Each Guarantor hereby irrevocably waives, to the fullest extent permitted by the applicable United States federal and state law, all immunity from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in any action or proceeding relating in any way to this Guarantee in the courts of the State of New York, of the United States or of any other country or jurisdiction, and hereby waives any right it might otherwise have to raise or claim or cause to be pleaded any such immunity at or in respect of any such action or proceeding.

            21. WAIVER OF JURY TRIAL. EACH GUARANTOR AND THE FUND HEREBY IRREVOCABLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION BASED UPON, OR ARISING OUT OF THIS GUARANTEE.

                [Signature pages follow beginning on next page.]

            IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                            Z-TEL COMMUNICATIONS, INC.

                            By: ________________________________________
                                Name:  Horace J. "Trey" Davis, III
                                Title: Treasurer and Chief Financial Officer

                            Address for Notices:

                                601 S. Harbour Island Blvd.
                                Suite 210
                                Tampa, FL  33602
                                Attention:  Horace J. "Trey" Davis, III
                                Facsimile:  (813) 233-4582

                            Z-TEL TECHNOLOGIES, INC.

                            By: ________________________________________
                                Name:  Horace J. "Trey" Davis, III
                                Title: Treasurer and Chief Financial Officer

                            Address for Notices:

                                601 S. Harbour Island Blvd.
                                Suite 210
                                Tampa, FL  33602
                                Attention:  Horace J. "Trey" Davis, III
                                Facsimile:  (813) 233-4582

Signature page to Subsidiaries' Guarantee

                            Z-TEL NETWORK SERVICES, INC.

                            By: ________________________________________
                                Name:  Horace J. "Trey" Davis, III
                                Title: Treasurer and Chief Financial Officer

                            Address for Notices:

                                601 S. Harbour Island Blvd.
                                Suite 210
                                Tampa, FL  33602
                                Attention:  Horace J. "Trey" Davis, III
                                Facsimile:  (813) 233-4582

                            Z-TEL BUSINESS NETWORKS, INC.

                            By: ________________________________________
                                Name:  Horace J. "Trey" Davis, III
                                Title: Treasurer and Chief Financial Officer

                            Address for Notices:

                                601 S. Harbour Island Blvd.
                                Suite 210
                                Tampa, FL  33602
                                Attention:  Horace J. "Trey" Davis, III
                                Facsimile:  (813) 233-4582

Signature page to Subsidiaries' Guarantee

                            Z-TEL, INC.

                            By: ________________________________________
                                Name:  Horace J. "Trey" Davis, III
                                Title: Treasurer and Chief Financial Officer

                            Address for Notices:

                                601 S. Harbour Island Blvd.
                                Suite 210
                                Tampa, FL  33602
                                Attention:  Horace J. "Trey" Davis, III
                                Facsimile:  (813) 233-4582

                            Z-TEL HOLDINGS, INC.

                            By: ________________________________________
                                Name:  Horace J. "Trey" Davis, III
                                Title: Treasurer and Chief Financial Officer

                            Address for Notices:

                                601 S. Harbour Island Blvd.
                                Suite 210
                                Tampa, FL  33602
                                Attention:  Horace J. "Trey" Davis, III
                                Facsimile:  (813) 233-4582

Signature page to Subsidiaries' Guarantee

                            Z-TEL COMMUNICATIONS OF VIRGINIA, INC.

                            By: ________________________________________
                                Name:  Horace J. "Trey" Davis, III
                                Title: Treasurer and Chief Financial Officer

                            Address for Notices:

                                601 S. Harbour Island Blvd.
                                Suite 210
                                Tampa, FL  33602
                                Attention:  Horace J. "Trey" Davis, III
                                Facsimile:  (813) 233-4582

                            Z-TEL INVESTMENTS, INC.

                            By: ________________________________________
                                Name:  Horace J. "Trey" Davis, III
                                Title: Treasurer and Chief Financial Officer

                            Address for Notices:

                                601 S. Harbour Island Blvd.
                                Suite 210
                                Tampa, FL  33602
                                Attention:  Horace J. "Trey" Davis, III
                                Facsimile:  (813) 233-4582

Signature page to Subsidiaries' Guarantee

                            TOUCH 1 COMMUNICATIONS, INC.

                            By: ________________________________________
                                Name:  Horace J. "Trey" Davis, III
                                Title: Treasurer and Chief Financial Officer

                            Address for Notices:

                                601 S. Harbour Island Blvd.
                                Suite 210
                                Tampa, FL  33602
                                Attention:  Horace J. "Trey" Davis, III
                                Facsimile:  (813) 233-4582

                            DirecTEL, INC.

                            By: ________________________________________
                                Name:  Horace J. "Trey" Davis, III
                                Title: Treasurer and Chief Financial Officer

                            Address for Notices:

                                601 S. Harbour Island Blvd.
                                Suite 210
                                Tampa, FL  33602
                                Attention:  Horace J. "Trey" Davis, III
                                Facsimile:  (813) 233-4582

Signature page to Subsidiaries' Guarantee
                            direcCONNECT, INC.

                            By: ________________________________________
                                Name:  Horace J. "Trey" Davis, III
                                Title: Treasurer and Chief Financial Officer

                            Address for Notices:

                                601 S. Harbour Island Blvd.
                                Suite 210
                                Tampa, FL  33602
                                Attention:  Horace J. "Trey" Davis, III
                                Facsimile:  (813) 233-4582

                            Z-TEL CONSUMER SERVICES, LLC

                            By: Touch 1 Communications, Inc.,
                                its sole member

                            By: ________________________________________
                                Name:  Horace J. "Trey" Davis, III
                                Title: Treasurer and Chief Financial Officer

                            Address for Notices:

                                601 S. Harbour Island Blvd.
                                Suite 210
                                Tampa, FL  33602
                                Attention:  Horace J. "Trey" Davis, III
                                Facsimile:  (813) 233-4582

Signature page to Subsidiaries' Guarantee

                             SUBSIDIARIES' GUARANTY
                                  SCHEDULE 9(g)
                                    CONSENTS

Public utility Governmental Authorities in the following states may require authorization of the Subsidiary Guarantees of Z-Tel Communications, Inc. and Touch 1 Communications, Inc. before the effectiveness thereof:

Delaware
Georgia
New Jersey
New York
Pennsylvania
Hawaii

Public utility Governmental Authorities in the following states may require notification of the Subsidiary Guarantees of Z-Tel Communications, Inc. and Touch 1 Communications, Inc. before the effectiveness thereof:

Indiana
Kentucky
Maine
Nebraska
New Hampshire
North Carolina
Vermont

Performance under the Guarantee that would affect the telecommunications services offered by Z-Tel Communications, Inc. or Touch 1 Communications, Inc. may require the prior consent of the Federal Communications Commission and or state public utility Governmental Authorities.

Consent of Textron Financial Corporation may be required in the connection with certain performances under the Guarantee, including, without limitation, payments of Obligations that represent payments of other than "Permitted Junior Creditor Indebtedness Payments" as defined in the Subordination Agreement by and among Textron Financial Corporation, the Fund, the Borrower and the Guarantors.